UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Filed by a Party other than the Registrant: ☐
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Preliminary Proxy Statement

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Confidential,For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

STAGWELL INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

STAGWELL INC.
One World Trade Center, Floor 65
New York, NY 10007
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 14, 2022
To the Stockholders of Stagwell Inc.:
You are cordially invited to attend the Annual Meeting of Stockholders of Stagwell Inc. The Annual Meeting will be held on Tuesday, June 14, 2022 at 11:30 am Eastern Time at the Company’s headquarters, One World Trade Center, Floor 65, New York, NY 10007, for the following purposes:
1.
To elect nine (9) directors nominated by our Board of Directors and named in the Proxy Statement to hold office until the 2023 Annual Meeting of Stockholders.

2.
To approve the Second Amended and Restated 2016 Stock Incentive Plan.

3.
To approve, on an advisory basis, the 2021 compensation of our named executive officers, as disclosed in this proxy statement.

4.
To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

5.
To conduct any other business properly brought before the Meeting or any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.
The record date for the Annual Meeting is April 18, 2022. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment thereof.
By Order of the Board of Directors
Edmund D. Graff
Senior Vice President, Deputy General Counsel and Corporate Secretary
New York, NY
May 2, 2022
You are cordially invited to attend the Annual Meeting in person. Advance registration is required to attend the Annual Meeting. Admission information can be found on page 1 of the Proxy Statement. Whether or not you expect to attend the Annual Meeting, PLEASE VOTE YOUR SHARES. As an alternative to voting in person at the Annual Meeting, you may vote your shares in advance online, by telephone or, if you receive a paper proxy card in the mail, by mailing the completed proxy card. Voting instructions are provided in the Notice of Interest Availability of Proxy Materials or, if you receive a paper proxy card by mail, the instructions are printed on your proxy card. Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 14, 2022.
The Notice, Proxy Statement and Annual Report to Stockholders are available at https://www.stagwellglobal.com/2022-annual-meeting-materials/.

STAGWELL INC.
One World Trade Center, Floor 65
New York, NY 10007
PROXY STATEMENT
FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 14, 2022 at 11:30 am, Eastern Time
QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
Why did I receive a notice regarding the availability of proxy materials on the internet?
We have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors (the “Board”) of Stagwell, Inc. is soliciting your proxy to vote at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”), including any adjournments or postponements thereof. We intend to mail the Notice to all stockholders entitled to vote at the Annual Meeting on or about May 5, 2022.
What is Stagwell Inc.?
Stagwell Inc. is the challenger network built to transform marketing.
On December 21, 2020, MDC Partners Inc. (“MDC”) and Stagwell Media LP (“Stagwell Media”) announced that they had entered into an agreement (as, amended, the “Transaction Agreement”), providing for the combination of MDC with the operating businesses and subsidiaries of Stagwell Media (the “Stagwell Subject Entities”). The Stagwell Subject Entities comprised Stagwell Marketing Group LLC (“Stagwell Marketing”) and its direct and indirect subsidiaries. On August 2, 2021, we completed the previously announced combination of MDC and the Stagwell Subject Entities and a series of related transactions (such combination and transactions, the “Business Combination”). The Business Combination was treated as a reverse acquisition for financial reporting purposes, with MDC treated as the legal acquirer and Stagwell Marketing treated as the accounting acquirer.
References to the “Company,” “we,” or “us” in this proxy statement (the “Proxy Statement”) refer to Stagwell Inc. for the period following the Business Combination and to MDC for the period preceding the Business Combination, unless otherwise indicated or unless the context otherwise requires.
How do I attend the Annual Meeting?
The Annual Meeting will be held on Tuesday, June 14, 2022 at 11:30 am Eastern Time at the Company’s headquarters, One World Trade Center, Floor 65, New York, NY 10007. To be admitted, you will need to register in advance of the Annual Meeting and bring valid photo identification. Registration requests must be received by June 9, 2022 and may be sent by email to ir@stagwellglobal.com (with “Annual Meeting Registration” in the subject line) or by mail to Stagwell Inc., Attention: IR/Annual Meeting Registration, One World Trade Center, Floor 65, New York, NY 10007.
What matters will be voted on at the Annual Meeting?
There are four matters scheduled for a vote:
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Proposal 1:   To elect the nine directors named in this Proxy Statement, each to hold office until our annual meeting of stockholders in 2023;

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Proposal 2:   To approve the Second Amended and Restated 2016 Stock Incentive Plan;

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Proposal 3:   To approve, on an advisory basis, the 2021 compensation of our named executive officers, as disclosed in this Proxy Statement; and

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Proposal 4:   To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

How does the Board of Directors recommend that I vote?
The Board of Directors recommends that you vote FOR each of the four proposals.
What if another matter is properly brought before the Annual Meeting?
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the proxy to vote on those matters in accordance with their best judgment.
Who can vote at the Annual Meeting?
Stockholders of record at the close of business on April 18, 2022 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had 133,151,845 shares of the Class A common stock, 3,946 shares of Class B common stock, and 164,814,910 shares of Class C common stock outstanding. Each share of Class A common stock and Class C common stock outstanding entitles the holder to one vote on each matter to be voted on at the Annual Meeting. Each share of Class B common stock entitles the holder to 20 votes on each matter to be voted on at the Annual Meeting.
Stockholder of Record: Shares Registered in Your Name.   If, on the Record Date, your shares were registered directly in your name with the Company’s transfer agent, AST, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy in advance. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by proxy in advance of the Annual Meeting through the internet, by telephone or by completing and returning a printed proxy card that you may request or we may elect to deliver at a later time to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank.   If, on the Record Date, your shares were held not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.
How do I vote?
The procedures for voting are as follows:
Stockholder of Record: Shares Registered in Your Name.   If you are a stockholder of record, you may vote (1) in person at the Annual Meeting or (2) in advance of the Annual Meeting by proxy through the internet, by telephone or by using a proxy card that you may request or we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.
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To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

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To vote in advance of the Annual Meeting through the internet, go to www.voteproxy.com to complete an electronic proxy card. You will be asked to provide the control number from the Notice or the printed proxy card. Your internet vote must be received by 11:59 p.m., Eastern Time, on Monday, June 13, 2022 to be counted.

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To vote in advance of the Annual Meeting by telephone, dial toll-free 1-800 — PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from other countries using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the Notice or the printed proxy card. Your telephone vote must be received by 11:59 p.m., Eastern Time, on Monday, June 13, 2022 to be counted.

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To vote in advance of the Annual Meeting using a printed proxy card that may be delivered to you, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank.   If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from us. To vote prior to the Annual Meeting, simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote in person at the Annual Meeting, you must follow the instructions from your broker, bank or other agent and will need to obtain a valid proxy issued in your name from that record holder.
We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. Please be aware that you must bear any costs associated with your Internet access.
Can I vote my shares by filling out and returning the Notice?
No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote by proxy in advance of the Annual Meeting through the internet, by telephone or using a printed proxy card, and how to vote in person at the Annual Meeting.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares are registered in more than one name or in different accounts. Please follow the instructions on the Notices to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting.
If you are the record holder of your shares, you may revoke your proxy in any one of three ways:
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Submit another properly completed proxy card with a later date.

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Grant a subsequent proxy through the internet or by telephone.

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Send a timely written notice via email before the annual meeting that you are revoking your proxy to ir@stagwellglobal.com.

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Attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or internet or telephone proxy is the one that is counted.
If you are a beneficial owner and your shares are held in “street name” by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.
What if I do not provide specific voting instructions?
Stockholder of Record: Shares Registered in Your Name.   If you are a stockholder of record and do note vote through the internet, by telephone, by completing a proxy card that may be delivered to you, or in person at the Annual Meeting, your shares will not be voted. If you return a signed and dated proxy card or otherwise vote without marking any voting selections, your shares will be voted as follows: (1) “FOR” the election of the nominees for director; (2) “FOR” approval of the Second Amended and Restated 2016 Stock Incentive Plan; (3) “FOR” approval, on an advisory basis, of the 2021 compensation of our named executive officers; and (4) “FOR” ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. If any other matter is properly presented at the Annual Meeting or any adjournment or postponement thereof, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Beneficial Owner: Shares Registered in the Name of Broker or Bank.   If you are a beneficial owner and do not give instructions to your broker, bank or other agent on how to vote, the broker, bank or other agent will be able to vote your shares in its discretion on certain matters considered “routine.” If a proposal is not routine, the broker, bank or other agent may vote on the proposal only if the beneficial owner has provided voting instructions. A “broker non-vote” occurs when the broker or other entity is unable to vote on a proposal because the proposal is not routine, and the beneficial owner does not provide any voting instructions. Please follow the voting instructions provided by the broker or other entity holding your shares to ensure your vote is counted. Your broker, bank or other agent does not have the discretion to vote your shares on Proposals 1, 2 and 3 without your instructions. However, your broker does have discretion to vote your shares on Proposal 4.
How many votes are needed to approve each proposal?
With respect to Proposal 1, you may vote FOR all nominees, WITHHOLD your vote as to all nominees, or FOR all nominees except those specific nominees from whom you WITHHOLD your vote. A properly executed proxy marked WITHHOLD with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. Proxies may not be voted for more than nine directors and stockholders may not cumulate votes in the election of directors.
With respect to proposals 2, 3 and 4, you may vote FOR, AGAINST or ABSTAIN.
The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes:
Proposal	Vote Required	“Withhold” Vote	Abstentions	Broker Non-Votes
Proposal 1 – Election of nine directors to hold office until the 2023 Annual Meeting	Plurality of votes cast. The nine nominees receiving the most “FOR” votes will be elected.	No effect	Not Applicable	No effect
Proposal 2 – Approval of Second Amended and Restated 2016 Stock Incentive Plan	Majority of the voting power entitled to vote and present in person or represented by proxy.	Not applicable	Against	No effect
Proposal 3 – Advisory vote on 2021 compensation of our named executive officers	Majority of the voting power entitled to vote and present in person or represented by proxy.	Not applicable	Against	No effect
Proposal 4 – Ratification of selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022	Majority of the voting power entitled to vote and present in person or represented by proxy.	Not applicable	Against	Not applicable
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the voting power are present at the Annual Meeting in person or represented by proxy. At the close of business on the Record Date, there were 133,151,845 shares of the Class A common stock, 3,946 shares of Class B common stock, and 164,814,910 shares of Class C common stock outstanding and entitled to vote. Each share of Class A common stock and Class C common stock outstanding entitles the holder to one vote and each share of Class B common stock outstanding entitles the holder to 20 votes on each matter to be voted on at the Annual Meeting.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting.

Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present in person or represented by proxy may adjourn the Annual Meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days following the Annual Meeting.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
When are stockholder proposals due for next year’s annual meeting?
Stockholders who wish to present proposals for inclusion in the proxy materials prepared by the Company in connection with the 2023 annual meeting of stockholders (the “2023 Annual Meeting”) must submit their proposals in writing so that they are received by the Company’s Corporate Secretary no later than January 5, 2023. If the date of the 2023 Annual Meeting is advanced or delayed by more than 30 days from the anniversary of the 2022 Annual Meeting, we will announce a new deadline in our public filings with the United States Securities and Exchange Commission (the “SEC”). Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which lists the requirements for inclusion of stockholder proposals in company-sponsored proxy materials.
Timely notice of any proposal, including a director nomination, that you intend to present at the 2023 Annual Meeting of Stockholders must be delivered in writing to the Company’s Secretary not earlier than February 14, 2023 and not later than March 16, 2023; provided, however, that if the date of the 2023 Annual Meeting is more than 30 days earlier or more than 60 days later than anniversary of the 2022 Annual Meeting, timely notice of any proposal must be so delivered not earlier than 120 days prior to the date of the 2023 Annual Meeting and not later than the later of 90 days prior to the date of the 2023 Annual Meeting or the 10th day following the day on which public announcement of such meeting is first made. For more information, including the information required to be included in a stockholder proposal or a director nomination, please refer to Sections 2.7 and 3.3 of our Amended and Restated Bylaws (the “Bylaws”), filed as exhibit 3.2 to our Current Report on Form 10-K, filed with the SEC on August 2, 2021.
Proposals and notices of intention to present proposals at the 2023 Annual Meeting should be addressed to Stagwell Inc., Attention: Corporate Secretary, One World Trade Center, Floor 65, New York, NY 10007.

PROPOSAL 1
ELECTION OF DIRECTORS
Our Board currently consists of nine members, each of whose term of office expires at the Annual Meeting. The nine persons named below will be presented for election to the Board of Directors at the Annual Meeting and, unless otherwise instructed, the persons named in the accompanying proxy (provided the same is duly executed in their favor) intend to vote FOR the election of the nominees whose names are set forth below.
Charlene Barshefsky	Eli Samaha
Bradley J. Gross	Irwin D. Simon
Wade Oosterman	Rodney Slater
Mark J. Penn	Brandt Vaughan
Desirée Rogers
Each of the nominees is currently a director of the Company. The Board believes that each of the nominees for election as director possesses the personal and professional qualifications necessary to serve as a member of the Board, including the particular experience, talent, expertise and background set forth in “Information Concerning Management’s Nominees for Election as Directors” below. Under the terms of the Transaction Agreement, Charlene Barshefsky, Eli Samaha, Rodney Slater and Brandt Vaughan were designated as nominees by Stagwell Media. With the exception of Mr. Penn, the Board has determined that all of the nominees are independent under applicable Nasdaq rules.
Each director elected will hold office until the next annual meeting of stockholders or until his or her successor is duly elected or appointed, unless his or her office is earlier vacated in accordance with our Bylaws.
Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The nine nominees receiving the highest number of “FOR” votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nine nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares may be voted for the election of a substitute nominee proposed by us. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE ELECTION OF EACH OF THE NOMINEES.

QUALIFICATIONS OF THE MEMBERS OF THE BOARD
The Nominating and Corporate Governance Committee identifies, selects and recommends to the Board individuals qualified to serve both on the Board and committees, including persons suggested by stockholders and others. Under the terms of the Transaction Agreement, and subject to the fiduciary duties of the Board, Stagwell Media has designated four nominees for election as director at the Annual Meeting and has the same right in connection with the 2023 Annual Meeting.
The Nominating and Corporate Governance Committee reviews each person’s qualifications on the whole, including a candidate’s particular experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board. Following that review, the Nominating and Corporate Governance Committee then selects nominees and recommends them to the Board for election by the stockholders or appointment by the Board, as the case may be. The Nominating and Corporate Governance Committee also reviews the suitability of each Board member for continued service as a director when that member’s term expires or that member experiences a significant change in status (for example, a change in employment). The Nominating and Corporate Governance Committee has not implemented any particular additional policies or procedures with respect to suggestions received from stockholders with respect to Board or committee nominees.
Qualifications for Service on the Board
Talent Management
Our ability to attract and retain the most talented professionals is fundamental to the success of an advertising and marketing holding company business such as ours, and the Board’s oversight function is particularly critical with respect to succession planning for our senior leadership team and ensuring that we continue to prioritize the diversity of perspectives on the Board.

Character
Our Board’s ability to honestly and ethically assess and maximize long-term shareholder value is essential for the Company’s well-being. Integrity and sound judgment are fundamental aspects of our Company’s values. We also highly value collaboration, and expect directors to have strong diplomatic and interpersonal skills.

Industry Experience
Directors with experience relevant to our industry are well-suited to help guide the Company in key areas of our business such as marketing and advertising and public relations, and to assess growth opportunities. Relevant industry experience extends to knowledge of the products and services that the Company’s partner firms provide, as this aids customer relationship management.

CEO Experience
We believe that experience serving as a CEO enables directors to contribute deep insight into business strategy and operations, positioning the Board to serve as a valuable thought leader and challenge key assumptions while overseeing management.

Legal / Regulatory
Our Board must be able to effectively evaluate the Company’s legal risks and obligations, as well as the complex, multinational regulatory environments in which our businesses operate, to help protect the Company’s reputational integrity and promote long-term success.

Technology
Technological experience enables our directors to provide important insight regarding social and digital media, data privacy, cybersecurity, and other matters related to our information security and technology systems. We value directors with an ability to focus on digital innovation, as we navigate a time of rapid technological advancement industry-wide.

Public Company Board Experience	Through their experience serving on the boards of other large publicly traded companies, directors bring a valuable understanding of board functions and effective independent oversight.

Information Concerning Management’s Nominees for Election as Directors
The following is a brief biography of each nominee for election as a director, and a summary of the qualifications and any arrangements pursuant to which each nominee was selected:
Mark J. Penn Age 68 Director since: March 18, 2019
Mr. Penn is the Chairman and Chief Executive Officer of the Company. Mr. Penn previously served as the Chairman and Chief Executive Officer of MDC since March 18, 2019. He has also been the President and Managing Partner of The Stagwell Group, a private equity fund that invests in digital marketing services companies, since its formation in June 2015. Prior to The Stagwell Group, Mr. Penn served in various senior executive positions at Microsoft. As Executive Vice President and Chief Strategy Officer of Microsoft, he was responsible for working on core strategic issues across the company, blending data analytics with creativity. Mr. Penn also has extensive experience growing and managing agencies. As the co-founder and CEO of Penn Schoen Berland, a market research firm that he built and later sold to WPP Group, he demonstrated value-creation, serving clients with innovative techniques such as being the first to offer overnight polling and unique ad testing methods now used by politicians and major corporations. At WPP Group, he also became CEO of Burson Marsteller, and managed the two companies to substantial profit growth during that period. A globally recognized strategist, Mr. Penn has advised corporate and political leaders both in the United States and internationally. He served for six years as White House Pollster to President Bill Clinton and was a senior adviser in his 1996 re-election campaign, receiving recognition for his highly effective strategies. Mr. Penn later served as chief strategist to Hillary Clinton in her Senate campaigns and her 2008 Presidential campaign. Internationally, Mr. Penn helped elect more than 25 leaders in Asia, Latin America and Europe, including Tony Blair and Menachem Begin.
Qualifications
Mr. Penn has extensive leadership experience as a CEO and an agency operator, and his background as an agency founder, executive strategist and marketer, and global thought leader were critical qualifications that led to his appointment as CEO and a member of the Board.
Mr. Penn was originally designated as a nominee for election as a director of the Company by Stagwell Agency Holdings LLC pursuant to its rights as purchaser of the Class A Subordinate Voting Shares and Series 6 Convertible Preference Shares of MDC and subsequently renominated by the Board.

Charlene Barshefsky Age 71 Director since: April 8, 2019 Committees: Audit Committee
Ambassador Barshefsky is a member of our Board of Directors. She previously served as a member of MDC’s Board of Directors since April 8, 2019. Ambassador Barshefsky is Chair of Parkside Global Advisors, a position she has held since April 2021. Prior to this, she was a Senior International Partner at WilmerHale, a multinational law firm based in Washington, D.C., from 2001 through March 2021. At WilmerHale, Ambassador Barshefsky advised multinational corporations on their market access, regulatory, investment and acquisition strategies in major markets across the globe. Prior to joining WilmerHale, Ambassador Barshefsky was the United States Trade Representative (“USTR”) and a member of President Clinton’s Cabinet from 1997 to 2001 and Acting and Deputy USTR from 1993 to 1996. As the USTR, she served as chief trade negotiator and principal trade policymaker for the United States and, in both roles, negotiated complex market access, regulatory and investment agreements with virtually every major country in the world. She serves on the boards of directors of the American Express Company and the Estee Lauder Companies and is a member of the board of trustees of the Howard Hughes Medical Institute. She is also a member of the Council on Foreign Relations. Ambassador Barshefsky served on the boards of directors of Intel Corporation from 2004 to 2018 and Starwood Hotels & Resorts from 2004 to 2016.

Qualifications
Ambassador Barshefsky’s distinguished record as a policymaker and negotiator, ability to assess regulatory risks, as well as exceptional Board director experience for some of the world’s most respected consumer companies across a range of sectors focused on digital innovation are key qualifications for the Board.
Ambassador Barshefsky was designated as a nominee for election as a director of the Company by Stagwell Media pursuant to its rights under the Transaction Agreement.

Bradley J. Gross Age 49 Director Since: March 7, 2017 Committees: Human Resources and Compensation Committee
Mr. Gross is a member of our Board of Directors. Mr. Gross previously served as a member of MDC’s Board of Directors since February 15, 2017. Mr. Gross is a member of the Global Equity Leadership Group and head of corporate private equity investment activities in the Americas and EMEA within the Asset Management Division of Goldman Sachs. He serves as a member of the Asset Management Corporate and Growth Investment Committees and the Firmwide Retirement Committee. Previously, he was responsible for the Merchant Banking Division’s Technology, Media and Telecom investing activities and led the division’s portfolio wide valuation creation efforts. He first joined Goldman Sachs in 1995 as an analyst in the Real Estate Principal Investment Area. He rejoined the firm after business school in 2000 as an associate in the Principal Investment Area. He became a vice president in 2003 and was named managing director in 2007 and partner in 2012. Mr. Gross serves on the boards of Trader Interactive Holdings, Slickdeals, LLC and Aptos, Inc. Previously, Mr. Gross served on the boards of Americold Realty Trust and Griffon Corp.
Qualifications
Mr. Gross brings to the board an exceptional risk management track record, extensive board experience, and technological experience, all of which qualify him for the Board.
Mr. Gross was initially designated as a nominee for election as a director of the Company by Goldman Sachs pursuant to its rights as the purchaser of the Series 4 Convertible Preference Shares of MDC and subsequently renominated by the Board.

Wade Oosterman Age 61 Director Since: January 23, 2020 Committees: Chair of Audit Committee
Mr. Oosterman is a member of our Board of Directors. Mr. Oosterman previously served as a member of MDC’s Board of Directors since January 23, 2020. Mr. Oosterman is Vice Chairman of Bell Canada, Canada’s largest telecommunications service provider, a position he has held since 2018. Mr. Oosterman is also President of Bell Media, Canada’s largest media company, a position he has held since January 2021. Mr. Oosterman previously served as President of Bell Mobility from 2006 to 2018, as President of Bell Residential Services from 2010 to 2018 and as Chief Brand Officer of Bell Canada, and BCE, from 2006 to 2020. Prior to joining Bell Canada, Mr. Oosterman served as Chief Marketing and Brand Officer for TELUS Corp., and Executive Vice President, Sales and Marketing for TELUS Mobility. In 1987, Mr. Oosterman co-founded Clearnet Communications Inc. and served on its board of directors until the successful sale of Clearnet to TELUS Corp. Mr. Oosterman serves on the boards of directors of Telephone Data Systems Inc., a U.S. telecom provider, and EnStream, a joint venture of the three largest Canadian telecom providers engaged in the business of mobile payments and identity verification. He has also served on the boards of directors of Ingram Micro and Virgin Mobile Canada.
Qualifications
Mr. Oosterman brings to the board financial acumen, risk assessment and mitigation, and exceptional operations experience. His leadership includes extensive experience in both sell-side and buy-side transactions.

Desirée Rogers Age 62 Director since: April 26, 2018 Committees: Chair of Human Resources and Compensation Committee; Nominating and Corporate Governance Committee
Ms. Rogers is a member of our Board of Directors. Ms. Rogers previously served as a member of MDC’s Board of Directors since April 26, 2018. Ms. Rogers is the Chief Executive Officer and Co-Owner of Black Opal, LLC, a masstige makeup and skincare company, a position she has held since June 2019. She served as Chairman of Choose Chicago, the tourism agency for the city of Chicago with over $1 billion in revenue, from 2013 until 2019. At Choose Chicago, Ms. Rogers’ digital marketing leadership resulted in record results of over 57 million visitors in 2018. Ms. Rogers was Chief Executive Officer of Johnson Publishing Company, a publishing and cosmetics firm, from 2010 to 2017. During the period of 2009 to 2010, Ms. Rogers was The White House’s Special Assistant to the President and Social Secretary under the Obama Administration. Ms. Rogers is a member of the boards of directors of World Business Chicago, the Economic Club of Chicago, the Conquer Cancer Foundation, Donors Choose, and Inspired Entertainment Inc., and is formerly a member of the board of directors of Pinnacle Entertainment, Inc.
Qualifications
Ms. Rogers is a results-oriented business leader, with key digital marketing experience, and brings to the board strong interpersonal, collaborative and diplomatic skills that qualify her for the Board.

Eli Samaha Age 36 Director Since: August 3, 2021 Committees: Audit Committee
Mr. Samaha is a member of our Board of Directors. Mr. Samaha has been the Founder and Managing Partner of Madison Avenue Partners, LP, a value-focused investment manager whose partners include leading university endowments, hospital systems, and philanthropic foundations since January 2018. Prior to founding Madison, Mr. Samaha was a Partner at Newtyn Management from January 2012 to December 2017 and held roles at KBS Capital Partners and GSC Group.
Qualifications
Mr. Samaha’s experience and knowledge in finance, equity and debt investments, and risk management qualify him for the Board.
Mr. Samaha was was designated as a nominee for election as a director of the Company by Stagwell Media pursuant to its rights under the Transaction Agreement.

Irwin D. Simon Age 63 Director since: April 25, 2013 Committees: Nominating and Corporate Governance Committee; Human Resources and Compensation Committee
Mr. Simon is a member of our Board of Directors and serves as Lead Independent Director. Mr. Simon previously served as a member of MDC’s Board of Directors since April 2013. Mr. Simon is Chairman and Chief Executive Officer at Tilray Brands, Inc., a leading global cannabis-lifestyle and consumer packaged goods company traded on Nasdaq. In 2019, Mr. Simon joined and transformed Aphria Inc., a Canadian cannabis Licensed Producer, into a profitable global cannabis company with leading market share brands. At Aphria, Mr. Simon structured a reverse merger and acquisition of Tilray. In 1993, Mr. Simon founded The Hain Celestial Group, Inc., traded on Nasdaq, a leading, global organic and natural products company and served as its Chairman and Chief Executive Officer through 2018. Mr. Simon is also the Executive Chairman of Whole Earth Brands, Inc., a global food company traded on Nasdaq. Mr. Simon previously served on the boards of directors of Barnes & Noble, Inc. and Jarden Corp. In addition, he serves on the board of directors of Tulane University and is a member of the board of trustees at Poly Prep Country Day School. Mr. Simon is also the majority owner of the Cape Breton Eagles, a Quebec Major Junior Hockey League team and co-owner of St. John’s Edge of the National Basketball League of Canada.
Qualifications
Mr. Simon qualifies for the Board because of his unique perspectives on aspects of advertising and marketing services, as well as extensive operational and entrepreneurial experience. In addition, Mr. Simon possesses a great depth of knowledge and experience regarding the consumer-packaged goods industry and related marketing services that are provided by the Company’s partner firms.

Rodney Slater Age 67 Director Since: August 2, 2021 Committees: Chair of Nominating and Corporate Governance Committee
Secretary Slater is a member of our Board of Directors. Secretary Slater has served as a partner in the law firm Squire Patton Boggs LLP since 2001, practicing in the areas of transportation, infrastructure and public policy. Previously, he served as the U.S. Secretary of Transportation from 1997 to 2001 and as the Administrator of the Federal Highway Administration from 1993 to 1997. Secretary Slater has served as a director of Verizon Communications since 2010 and a director EVgo Inc. since 2021. He also served as a director of Kansas City Southern from 2001 to 2019 and Transurban Group from 2009 to 2018.
Qualifications
Secretary Slater’s significant leadership and strategic planning experience in the public and private sectors and perspectives on strategic partnerships, risk management, compliance, and legal issues are key qualifications for the Board of Directors.
Secretary Slater was was designated as a nominee for election as a director of the Company by Stagwell Media pursuant to its rights under the Transaction Agreement.

Brandt Vaughan Age 55 Director Since: August 2, 2021
Mr. Vaughan is a member of our Board of Directors. Mr. Vaughan is Chief Operating Officer and Chief Investment Officer of Ballmer Group, where he manages its operating, public and private equity investing and philanthropic investing across a range of assets, including the Los Angeles Clippers and LA Forum. Prior to joining Ballmer Group in 2014, Mr. Vaughan led enterprise-wide strategic planning and analysis for Microsoft. In addition, he served as Chief Financial Officer for Microsoft’s centralized marketing and business development functions and had a range of financial management roles over a more than decade-long career at Microsoft. Mr. Vaughan is on the boards of directors for One Community and the L.A. Clippers Foundation.
Qualifications
Mr. Vaughan’s deep experience and knowledge of strategy, finance, and operations are key qualifications for the Board of Directors.
Mr. Vaughan was was designated as a nominee for election as a director of the Company by Stagwell Media pursuant to its rights under the Transaction Agreement.

Board Diversity Matrix
The following table is presented in accordance with the requirements of, and in the format prescribed by, Nasdaq Rule 5606. Each of the categories listed in the table below has the meaning set forth in Nasdaq Rule 5605(f).
Board Diversity Matrix (as of May 2, 2021)
Total Number of Directors	9
	Female	Male	Non-binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	7
Part II: Demographic Background
African American or Black	1	1
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	4
Two or more races or ethnicities		1
LGBTQ+
Did not disclose demographic background		1
Compensation of Directors
Summary of Non-Employee Director Compensation
The Human Resources and Compensation Committee is responsible for evaluating and recommending compensation programs for the Company’s non-employee directors to the Board for approval. In 2021, our Board of Directors adopted the Stagwell Inc. Non-Employee Director Compensation Policy, which became effective upon completion of the Business Combination on August 2, 2021.
Cash Compensation.   Under our Non-Employee Director Compensation Policy, each non-employee director receives a cash retainer in the amount of $70,000 per year (the “Board Retainer”). A non-employee director who serves as the Lead Independent Director receives an additional annual cash retainer in the amount of $75,000 per year (the “Lead Independent Director Retainer”). A non-employee director who serves as a member of the Audit Committee, the Human Resources and Compensation Committee or the Nominating and Corporate Governance Committee of the Board also receives an annual cash retainer in the amounts as follows: (i) a member of the Audit Committee receives a cash retainer of $10,000 per year, (ii) a member of the Human Resources and Compensation Committee receives a cash retainer of $5,000 per year, and (iii) a member of the Nominating and Corporate Governance Committee receives a cash retainer of $5,000 per year (each, a “Committee Member Retainer”). A non-employee director who serves as the chair of the Audit Committee, Human Resources and Compensation Committee or Nominating and Corporate Governance Committee of the Board receives an additional cash retainer in the amounts as follows: (i) the chair of the Audit Committee receives a cash retainer of $20,000 per year, (ii) the chair of the Human Resources and Compensation Committee receives a cash retainer of $15,000 per year, and (iii) the chair of the Nominating and Governance Committee receives a cash retainer of $15,000 per year (each, a “Committee Chair Retainer”).
Reimbursement of Reasonable Expenses.   Non-employee directors are also reimbursed for reasonable travel and other expenses incurred in connection with attending meetings of the Board and its committees. Meeting attendance fees are not payable under the Non-Employee Director Compensation Policy.
Equity Compensation.   Under the Non-Employee Director Compensation Policy, each non-employee director receives an annual grant of restricted stock equal to $150,000 divided by the fair market value of our

Class A common stock on the date of grant. Each award of restricted stock made in connection with an annual grant vests in full on the first anniversary of the date of grant, subject to the director’s continuous service as of the vesting date.
Prior to the completion of the Business Combination, the Company paid similar annual cash retainers to non-employee directors for service on the Board and for service as Lead Independent Director and as a committee chair. The Company also paid fees for each meeting attended.
In 2021, the Company also paid fees based on the number of meetings attended to the members of the Special Committee established by the Board to evaluate and negotiate the Business Combination. The members of the Special Committee were Irwin Simon (Chair), Asha Daniere, Wade Oosterman and Desirée Rogers.
Mr. Penn is not entitled to receive any separate or additional compensation in connection with his services on the Board. Mr. Gross also did not receive any compensation for his services on the Board, in accordance with the terms of the purchase agreement with Goldman Sachs.
The following table sets forth the compensation paid to our non-management directors for fiscal year 2021:
DIRECTOR COMPENSATION FOR FISCAL YEAR 2021
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Charlene Barshefsky	115,500	138,750(1)	254,250
Asha Daniere	124,500(2)	—	124,500
Bradley Gross(3)	—	—	—
Wade Oosterman	193,500	138,750(1)	332,250
Desirée Rogers	185,250	138,750(1)	324,000
Eli Samaha	40,000(4)	138,750(1)	178,750
Irwin D. Simon	351,500	138,750(1)	490,250
Rodney Slater	45,000(4)	138,750(1)	183,750
Brandt Vaughan	35,000(4)	138,750(1)	173,750

(1)
On August 9, 2021, Ms. Barshefsky, Ms. Rogers, Mr. Samaha, Mr. Simon, Mr. Slater and Mr. Vaughan each received a grant of 25,000 restricted shares and Mr. Oosterman received a grant of 25,000 restricted stock units. The amounts in this table represent the aggregate grant date fair value of such grants as computed in accordance with FASB Topic 718, excluding the effect of estimated forfeitures during the applicable period. For a discussion of the assumptions relating to these valuations, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Estimates — Stock-Based Compensation” in our Annual Report on Form 10-K for the year ended December 31, 2021.

(2)
Ms. Daniere resigned from the Board on August 2, 2021 and thus received a partial annual cash retainer for 2021 and did not receive an equity grant.

(3)
Mr. Gross is not entitled to any compensation for his service on the Board in accordance with the terms of the purchase agreement with Goldman Sachs.

(4)
Mr. Samaha joined the Board on August 3, 2021. Mr. Slater and Mr. Vaughan joined the Board on August 2, 2021. Each received a partial cash retainer for 2021.

Information About the Board and Corporate Governance
The Board has established guidelines for determining director independence, and all current directors, with the exception of Mr. Penn, have been determined by the Board to be independent under applicable Nasdaq rules.

The Company has also adopted a written Code of Conduct in order to help directors, officers and employees resolve ethical issues in an increasingly complex business environment. The Code of Conduct applies to all directors, officers and employees, including the Chief Executive Officer, the Chief Financial Officer, the Chief Accounting Officer, the General Counsel and any other employee with any responsibility for the preparation and filing of documents with the SEC. The Code of Conduct covers topics including, but not limited to, conflicts of interest, confidentiality of information and compliance with laws. The Code of Conduct also satisfies the requirements for a code of ethics, as defined by Item 406 of Regulation S-K promulgated by the SEC. The Company intends to satisfy the disclosure requirements under Item 5.05 of Form 8-K regarding amendments to, or waivers from, certain provisions of the Code of Conduct that apply to its principal executive officer, principal financial officer and principal accounting officer by posting such information on its website, at the address and location specified below.
In addition, the Board has adopted a set of Corporate Governance Guidelines as a framework within which the Board and its committees conduct business. The Company’s Corporate Governance Guidelines contain a majority voting policy, which requires a director nominee who receives, in an uncontested election, a number of votes “withheld” that is greater than the number of votes cast “for” his or her election to promptly offer to resign from the Board. The Board will accept the resignation absent exceptional circumstances. Unless the Board decides to reject the offer, the resignation will become effective 60 days after the date of the election. In making a determination whether to reject the offer or postpone the effective date, the Board of Directors will consider all factors it considers relevant to the best interests of the Company. A director who tenders a resignation pursuant to the Corporate Governance Guidelines will not participate in any meeting of the Board at which the resignation is considered. The Company will promptly issue a news release with the Board’s decision.
Copies of the charters of the Audit Committee, the Human Resources and Compensation Committee and the Nominating and Corporate Governance Committee, as well the Code of Conduct and Corporate Governance Guidelines, are available free of charge at the Company’s website located at https://www.stagwellglobal.com/investors/corporate-governance. Copies are also available to any shareholder upon written request to One World Trade Center, Floor 65, New York, NY 10007, Attn: Investor Relations.
Meetings
The Board met or acted by written consent 15 times in 2021. All current members of the Board who served as directors during 2021 attended 75% or more of the Board meetings during the period in which they served in 2021.
The various Board committees met or acted by written consent the number of times shown in parentheses: Audit Committee (9); Human Resources and Compensation Committee (12); and Nominating and Corporate Governance Committee (4). Each incumbent director that served as a director during 2021 attended 75% or more of the meetings of each Board committee on which they served during such period. The Company has a formal policy regarding attendance by directors at its annual meeting of stockholders which states that all directors are expected to attend, provided that a director who is unable to attend such a meeting is expected to notify the Chairman of the Board in advance of any such meeting. Each member of the Board serving as a director at the time of the 2021 annual meeting of stockholders attended the meeting.
Membership on Standing Board Committees
Director	Audit Committee	Human Resources and Compensation Committee	Nominating and Corporate Governance Committee
Charlene Barshefsky	✓
Bradley J. Gross		✓
Wade Oosterman	Chair
Mark J. Penn
Desirée Rogers		Chair	✓
Eli Samaha	✓
Irwin D. Simon		✓	✓
Rodney Slater			Chair
Brandt Vaughan

OUR BOARD OF DIRECTORS

The Board oversees the management of the business and affairs of the Company. The Board conducts its business through meetings of the Board and three standing committees: the Audit Committee, the Human Resources and Compensation Committee and the Nominating and Corporate Governance Committee.

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OUR AUDIT COMMITTEE

The purpose of the Audit Committee is to provide assistance to the Board in fulfilling its fiduciary obligations and oversight responsibilities with respect to (1) the integrity of the Company's accounting and financial reporting processes, including the Company's disclosure controls and procedures, system of internal controls, and financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence, and (4) the performance of the Company's internal audit function and independent auditors. The Committee also provides risk oversight, including data privacy and cybersecurity risks, and prepares the report that SEC rules require to be included in the Company's annual proxy statement.

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OUR NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The purpose of the Nominating and Corporate Governance Committee is (1) to identify and to select and recommend to the Board individuals qualified to serve as directors of the Company and on committees of the Board, (2) to advise the Board with respect to the Board composition, procedures and committees, (3) to monitor developments and oversee the Company's practices and policies related to environmental and social issues and other related matters, (4) to develop and recommend to the Board a set of corporate governance principles applicable to the Company, (5) to oversee the evaluation of the Board to ensure the Board and committees fulfill their mandates, and (6) to address any related matters, including any related matters required by the federal securities laws.

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OUR HUMAN RESOURCES AND COMPENSATION COMMITTEE

The purpose of the Human Resources and Compensation Committee is to oversee the Company's executive compensation and benefit plans and practices, including its incentive-compensation and equity-based plans, and to review and approve the Company's management succession plans. The Committee also produces a Committee report on executive compensation as required by the Securities and Exchange Commission to be included in the Company's annual proxy statement.

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THE COMPANY'S MANAGEMENT

The executive officers are responsible for day-to-day risk management. The CEO, CFO and General Counsel periodically report on the Company's risk management policies and practices to relevant Board committees and to the full Board. We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing the Company and that our Board leadership structure supports our approach. The Board regularly evaluates the Company's leadership structure and believes this evaluation should be considered in the context of the Company's specific circumstances, business and culture, while giving appropriate weight to the unique challenges facing an advertising and marketing holding company such as ours.

Audit Committee
The Audit Committee is currently composed of three members, all of whom are considered to be “independent” according to the applicable rules of Nasdaq and the Securities and Exchange Commission. The Audit Committee reviews all financial statements, annual and interim, intended for circulation to stockholders and reports upon these to the Board. In addition, the Board may refer to the Audit Committee matters and questions relating to the financial position of the Company and its affiliates. The Audit Committee is also responsible for, among other things, selecting and approving the terms of engagement and compensation of our independent auditor for each fiscal year, reviewing the performance of the independent auditor, overseeing and reviewing with management and the independent auditor the adequacy and effectiveness of the Company’s accounting and internal control policies and procedures; risk oversight matters; reviewing with management its compliance with prescribed policies, procedures and internal controls; and reviewing with management and the independent auditor their reports on internal controls, as presented in Item 9A (Controls and Procedures) of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. While the Audit Committee has the duties and responsibilities set forth above, the Audit Committee is not responsible for planning or conducting the audit or for determining whether the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management has the responsibility for preparing the financial statements and implementing internal controls and evaluating their effectiveness, and the independent auditor has the responsibility for auditing the financial statements and effectiveness of internal controls over financial reporting.
The current members of the Audit Committee are: Wade Oosterman (Chair), Charlene Barshefsky and Eli Samaha. Each of the members of the Audit Committee is “financially literate” as required by applicable SEC rules. The Board has determined that Mr. Oosterman qualifies as an “audit committee financial expert” under the Sarbanes-Oxley Act of 2002 and applicable Nasdaq and SEC regulations. Mr. Oosterman has experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions.

Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is currently composed of three members, all of whom are considered to be “independent” according to the applicable rules of Nasdaq. The Nominating and Corporate Governance Committee is responsible for, among other things, reviewing and making recommendations to the full Board with respect to developments in the area of corporate governance and the practices of the Board. The Nominating and Corporate Governance Committee is also responsible for evaluating the performance of the Board as a whole and for reporting to the Board with respect to appropriate candidates for nominations to the Board. Pursuant to its charter, the Nominating and Corporate Governance Committee may conduct or authorize investigations or studies into matters within its scope of responsibilities and may retain, at the Company’s expense, such independent counsel or other consultants or advisers as it may deem necessary from time to time. The Nominating and Corporate Governance Committee has the sole authority to retain or terminate any search firm to be used to identify director candidates, including the sole authority to approve its fees and terms, with the Company bearing the cost of such fees. The Nominating and Corporate Governance Committee will formally meet and deliberate on the qualifications of specific candidates prior to recommending their appointment to the full Board. The Nominating and Corporate Governance Committee utilizes the same criteria for evaluating candidates regardless of the source of the referral.

The current members of the Nominating and Corporate Governance Committee are: Rodney Slater (Chair), Desirée Rogers and Irwin Simon.
Human Resources and Compensation Committee
The Human Resources and Compensation Committee (the “Compensation Committee”) is currently composed of three members. All of the members of the Compensation Committee are considered to be “independent” according to the applicable rules of Nasdaq, and non-employee directors within the meaning of Rule 16b-3 under the Exchange Act. The Compensation Committee makes recommendations to the Board on, among other things, the compensation of senior executives. The Compensation Committee discusses personnel and human resources matters including recruitment and development, management succession and benefits plans and grants awards under the 2016 Stock Incentive Plan. Salary, bonus or other payments for senior management are reviewed and approved by the Compensation Committee.
The current members of the Human Resources and Compensation Committee are: Desirée Rogers (Chair), Bradley J. Gross and Irwin Simon.

Board Leadership, Executive Sessions, Risk Oversight and Communications with the Board
Currently, Mr. Penn is the Chairman of the Board. The Board does not require the separation of the offices of Chairman of the Board and Chief Executive Officer. All of the Company’s directors, whether members of management or not, have a fiduciary duty to exercise their business judgment in the best interests of the Company. The Board believes separating the roles of Chairman of the Board and Chief Executive Officer would not diminish or augment these fiduciary duties. The Board deliberates and decides, each time it selects a Chairman of the Board, whether the roles should be combined or separate, based upon the then current needs of the Company and the Board. The Board believes that the Company is currently best served by having Mr. Penn hold the positions of both Chairman and Chief Executive Officer, and by having a separate independent director (currently Mr. Simon) serve as “Lead Independent Director.” In the Board’s view, the current leadership structure facilitates strong communication and coordination between management and the Board and enables the Board to adeptly fulfill its risk oversight responsibilities.
Non-employee directors may meet in executive sessions without management in conjunction with each regularly scheduled Board meeting. The Company’s Lead Independent Director has the primary responsibility to preside over these sessions of the Board. The current Lead Independent Director is Irwin Simon. Stockholders or other interested parties who wish to communicate with the Lead Independent Director or any other member of the Board may do so by mail or courier to Stagwell Inc., c/o Corporate Secretary, One World Trade Center, Floor 65, New York, NY 10007. To facilitate a response, in appropriate circumstances, stockholders are asked to provide the following information: (i) their name; (ii) an address, telephone number, and e-mail address at which they can be reached; and (iii) the number of shares or aggregate principal amount of debt that they hold, and the date those securities were acquired.
The Board has extensive involvement in the oversight of risk management related to us and our business. The Board accomplishes this oversight both directly and through its committees, each of which assists the Board in overseeing a part of our overall risk management and regularly reports to the Board. The Audit Committee represents the Board by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls and our compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance, legal and compliance and risk management functions, the Audit Committee reviews and discusses all significant areas of our business and summarizes for the Board all areas of risk and the appropriate mitigating factors. The Human Resources and Compensation Committee considers, and discusses with management, management’s assessment of certain risks, including whether any risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on us. The Nominating and Corporate Governance Committee oversees and evaluates programs and risks associated with Board organization, membership and structure and corporate governance.
With respect to cybersecurity risk oversight, our Board of Directors and our Audit Committee receive periodic reports from the appropriate managers on the primary cybersecurity risks facing the Company and the measures the Company is taking to mitigate such risks. In addition to these periodic reports, our Board of Directors and our Audit Committee receive updates from management as to changes to the Company’s cybersecurity risk profile or significant newly identified risks.
Report of the Audit Committee of the Board
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021 with management. The audit committee has also reviewed and discussed with Deloitte & Touche LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with Deloitte & Touche LLP the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and filed with the SEC.
Audit Committee of the Board
Wade Oosterman (Chair)
Charlene Barshefsky
Eli Samaha
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 2
APPROVAL OF THE SECOND AMENDED
AND RESTATED 2016 STOCK INCENTIVE PLAN
On March 7, 2022, our Board approved, subject to stockholder approval, the Stagwell Inc. Second Amended and Restated 2016 Stock Incentive Plan (the “Second Amended and Restated 2016 Incentive Plan”). Accordingly, the Second Amended and Restated 2016 Incentive Plan is being submitted to our stockholders for their approval. If the Second Amended and Restated 2016 Incentive Plan is not approved, our Amended and Restated 2016 Stock Incentive Plan, as in effect prior to March 7, 2022 (the “Current Plan”), will remain in effect.
The following summary of the Second Amended and Restated 2016 Incentive Plan is qualified by reference to the full text of the Second Amended and Restated 2016 Incentive Plan, which is attached as Exhibit A to this Proxy Statement and incorporated by reference into this proposal. The Second Amended and Restated 2016 Incentive Plan is not tax-qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.
Purpose of the Second Amended and Restated 2016 Incentive Plan
The Company has established the Second Amended and Restated 2016 Incentive Plan to promote the interests of the Company and its stockholders by providing incentives to the non-employee directors and employees of the Company and its subsidiaries who are largely responsible for the management, growth and protection of the business of the Company. The Current Plan authorizes the issuance of awards with respect to 5,250,000 shares of the Company’s Class A common stock or any other security into which such shares shall be changed (the “Shares”). This amount currently represents approximately 5.0% of the Company’s issued and outstanding shares of Class A common stock, Class B common stock and Class C common stock (the “Common Shares”). The Company will not provide any financial assistance to Participants (as defined below) under the Second Amended and Restated 2016 Incentive Plan.
As of March 31, 2022, the aggregate number of Shares remaining available under the Current Plan was 879,570.
Proposed Material Amendments to the Current Plan
1.
Share Reserve.

The maximum number of Shares that are available for issuance under the Current Plan is 5,250,000 Shares. To allow greater availability and flexibility in deploying Incentive Awards to eligible individuals during this important period, and to align such individual’s interests with the long-term interests of the Company, the Board recommends, subject to stockholder approval, that the Current Plan be amended to increase the maximum number of Shares available for issuance from 5,250,000 to 20,250,000.
The additional 15,000,000 Share increase represents approximately 5.0% of the Company’s issued and outstanding Common Shares. Based on our historical practices, the Board believes that the additional Shares available for grant under the Second Amended and Restated 2016 Incentive Plan will be sufficient to cover awards for at least the next three to five years, depending on circumstances such as significant market value fluctuations, vesting levels of performance-based restricted stock or restricted stock unit awards, or acquisitions.
As of April 18, 2022, 2022, the closing price of a Share was $7.14.
2.
Changes to the Definition of Change in Control.

To reflect the corporate transactions that were consummated on August 2, 2021 (the “Transactions”), the definition of “Change in Control” that was in the Current Plan has been amended, subject to stockholder approval, to (i) acknowledge that the Transactions constituted a “Change in Control” for each award granted prior to the Transactions, and (ii) put in place a new definition of “Change in Control” that reflects the new ownership structure of the Company following the Transactions for new Incentive Awards (as defined herein)

granted after the Transactions (together, the “Change in Control Definition”), which is stated in Section 2(d) of the Second Amended and Restated 2016 Incentive Plan attached as Exhibit A to this Proxy Statement. To reflect the change in the Company’s ownership structure in connection with the Transactions, and to align the Participants interests with the long-term interests of the Company, the Board recommends, subject to stockholder approval that the definition of “Change in Control” be changed to the Change in Control Definition.
3.
Award Limits.

Under the Current Plan, the maximum number of Shares that may be covered by Incentive Awards granted to any single Participant in a given fiscal year is 600,000 Shares, and the maximum aggregate Incentive Awards that may be issued under the Current Plan to executive officers in a given fiscal year is limited to 3% of the Company’s issued and outstanding Shares (together, the “Award Limits”). The Award Limits were included in the Current Plan partly to enable the Company to qualify certain equity grants thereunder for the deducibility limit exemption afforded to “qualified performance-based compensation” under Section 162(m) of the Code. Passage of the 2017 Tax Cuts and Jobs Act repealed this exemption, effective for taxable years after December 31, 2017, meaning compliance with the 600,000 Share limit no longer helps qualify Incentive Awards for deduction by the Company, and may impede the Company’s ability to attract, motivate and retain talent with competitive equity award grants. To allow greater availability and flexibility in deploying Incentive Awards to eligible individuals during this important period, and to align such individual’s interests with the long-term interests of the Company, the Board recommends, subject to stockholder approval, that the Current Plan be amended to eliminate the Award Limits.
4.
Prohibition on Substitutions and Repricings.

The Current Plan provides that in no event will any new Incentive Award be issued in substitution for outstanding awards previously granted to Participants in the Current Plan, nor shall any repricing (within the meaning of U.S. generally accepted accounting practices or any applicable stock exchange rule) of incentive awards issued under the Current Plan, such as non-qualified stock options (“Options”) and stock appreciation rights (“SARs”), be permitted at any time under any circumstances, in each case unless the stockholders of the Company expressly approve such substitution or repricing. The Board recommends, subject to stockholder approval, that the prohibition on substitutions and repricings be expanded to also include the following: (i) no outstanding Option or SAR shall have its exercise price decreased and (ii) no Incentive Award will be canceled in exchange for a new Incentive Award at a time when the exercise price of the Incentive Award is less than the fair market value of the Shares, in each case, unless the stockholders of the Company expressly approve such substitutions and repricings. In addition, the Board recommends, subject to stockholder approval, that the Current Plan be amended to expressly exclude Incentive Awards issued under the Second Amended and Restated 2016 Incentive Plan in assumption of, or in substitution for, awards issued under a different Company plan, or a plan maintained by a company acquired by the Company from the Second Amended and Restated 2016 Incentive Plan’s prohibition on substitutions and repricings, and that the Shares underlying these Incentive Awards not count under the Second Amended and Restated 2016 Incentive Plan’s share reserve.
5.
Outside Director Limit.

Under the Current Plan, each independent director may not receive Incentive Awards (including Options) with a current market value in excess of $150,000 or Options grants with a current market value in excess of $100,000, in a given fiscal year (the “Director Limit”). In order to bring the Current Plan into line with current market practices, the Board recommends, subject to stockholder approval, that the Current Plan be amended to increase the Director Limit so that each independent director shall not receive Incentive Awards with a current market value in excess of $250,000 in any given fiscal year, to eliminate the Option specific limit, and to specify that the $250,000 annual limit will not include Incentive Awards granted to an independent director for services rendered to the Company as a consultant.
6.
Minimum Vesting Period.

The Current Plan provides that no Incentive Award can vest or otherwise become payable prior to the first annual anniversary of the grant, unless a “Permissible Acceleration Event” (as defined in the Current

Plan) occurs (the “One Year Requirement”). To allow greater availability and flexibility in deploying Incentive Awards to eligible individuals, the Board recommends, subject to stockholder approval, that the Current Plan be amended to exempt the following Incentive Awards to the One Year Requirement: (i) Incentive Awards granted in substitution for existing awards, if allowed under the Second Amended and Restated 2016 Incentive Plan; (ii) Incentive Awards delivered in lieu of fully-vested cash awards or payments; (iii) Incentive Awards granted to the Company’s directors with a vesting period that runs from the Company’s annual meeting of stockholders to the next annual meeting of the Company’s stockholders; and (iv) Incentive Awards that are for less than 5% of the Shares in the Second Amended and Restated 2016 Incentive Plan’s share reserve (collectively with the Permissible Acceleration Events, the “One Year Exceptions”).
7.
Performance Awards.

The Current Plan includes a section detailing how performance-based Incentive Awards can be granted in order to maximize the Company’s allowable tax deduction under Section 162(m) of the Code. Passage of the 2017 Tax Cuts and Jobs Act repealed the performance-based award exception under Section 162(m), effective for taxable years after December 31, 2017, meaning compliance with the performance requirements no longer helps qualify Incentive Awards for deduction by the Company and may impede the Company’s ability to attract, motivate and retain talent with competitive equity award grants. Accordingly, the Board recommends, subject to stockholder approval, that the Current Plan be amended to allow for more flexible performance-based Incentive Awards to be granted to the Company’s executive officers.
8.
Amending the Plan.

The Current Plan provides that the following types of amendments to the Current Plan require stockholder approval: (i) increasing the share reserve, and (ii) modifying the participation requirements. The Board recommends, subject to stockholder approval, that the types of amendments that require stockholder approval be expanded to include: (i) increasing the annual limitation on grants to the Company’s independent directors; (ii) extending the expiration date of the Second Amended and Restated 2016 Incentive Plan; and (iii) approving the substitution or repricing of an Incentive Award.
9.
Termination Date of the Second Amended and Restated 2016 Incentive Plan.

The Current Plan is set to terminate on April 22, 2026, with no new grants of Incentive Awards allowed after that date. The Board recommends, subject to stockholder approval, that the term of the Current Plan be extended so that the Second Amended and Restated 2016 Incentive Plan will terminate on March 7, 2032, with no new grants of Incentive Awards allowed after that date.
10.
Other Administrative Changes.

The Board recommends, subject to stockholder approval, that certain other changes be made to administrative provisions in the Current Plan.
Alignment of the Second Amended and Restated 2016 Incentive Plan with Stockholders’ Interests
As highlighted below, the Second Amended and Restated 2016 Incentive Plan includes a number of provisions that we believe are consistent with good compensation practices:
•
No Discounted Options or Stock Appreciation Rights.   Options and SARs may not be granted with an exercise price lower than the fair market value of the underlying Shares on the date of grant.

•
No Repricings or Substitutions of Existing Incentive Awards without Stockholder Approval.   The Second Amended and Restated 2016 Incentive Plan provides that, in no event will any new Incentive Awards be issued in substitution for outstanding incentive awards previously granted to participants in the Second Amended and Restated 2016 Incentive Plan, nor shall any repricing (within the meaning of U.S. generally accepted accounting practices or any applicable stock exchange rule) of Incentive Awards issued under the Second Amended and Restated 2016 Incentive Plan, such as Options or SARs, be permitted at any time under any circumstances, in each case unless the stockholders of the Company expressly approve such substitution or repricing.

•
No “Evergreen” Provision.   There is no “evergreen” feature pursuant to which the Shares available for issuance under the Second Amended and Restated 2016 Incentive Plan can be automatically replenished.

•
No Transferability.   Incentive Awards generally may not be assigned or transferred, except upon death by will or the laws of descent, unless approved by the Committee.

•
No “Reload” Grants.   The Second Amended and Restated 2016 Incentive Plan does not provide for “reload” or other automatic grants to Participants.

•
No Tax Gross-ups.   The Second Amended and Restated 2016 Incentive Plan does not provide for any tax gross-ups.

•
No Automatic Single Trigger Vesting Upon a Change in Control.   The Second Amended and Restated 2016 Incentive Plan provides that any new Incentive Award that is subject to time-based vesting terms and conditions shall not automatically become fully and immediately vested and exercisable solely as a result of the occurrence of a Change in Control (as defined in the Second Amended and Restated 2016 Incentive Plan), absent a termination of employment without cause or resignation for good reason following any such Change in Control. Any new Incentive Award granted under the Second Amended and Restated 2016 Incentive Plan that is subject to performance-based vesting terms and conditions shall not automatically become fully and immediately vested and exercisable solely as a result of the occurrence of a Change in Control, absent a termination of employment without cause or resignation for good reason following any such Change in Control, and shall be adjusted on a pro-rata basis as determined by the Committee. Notwithstanding the foregoing, the Second Amended and Restated 2016 Incentive Plan provides the Committee discretion to vest Incentive Awards upon certain forms of Change in Control, including transactions following which the Shares are no longer outstanding and publicly traded.

•
Minimum Vesting Period.   The Second Amended and Restated 2016 Incentive Plan provides that any new Incentive Award granted under the Second Amended and Restated 2016 Incentive Plan may not vest or otherwise become payable earlier than one (1) year following the date on which it is granted, other than: (i) upon the occurrence of certain permitted acceleration events as defined in the Second Amended and Restated 2016 Incentive Plan; (ii) if the Incentive Award was granted as a substitute award in exchange for an award under a different Company plan or under an acquired company’s plan, with the same vesting schedule as the substituted for award; (iii) Incentive Awards granted to the Company’s directors that vest at the next annual meeting of the Company’s stockholders; and (iv) if the Incentive Awards are for less than 5% of the Second Amended and Restated 2016 Incentive Plan’s share reserve.

Awards Subject to Stockholder Approval and New Plan Benefits Table
Beginning on March 7, 2022, the Human Resources and Compensation Committee of the Board approved certain conditional restricted stock unit awards relating to 1,783,510 shares Class A common stock to approximately 185 agency employees (or approximately 2.0% of our employees), which vest in [one-third increments on the first three anniversaries of the date of grant] (the “Conditional Awards”). The Conditional Awards will not be effective unless and until the stockholders approve the Second Amended and Restated 2016 Stock Incentive Plan at the Meeting.
Other than the Conditional Awards, the number of awards that our named executive officers, other executive officers, directors and other employees may receive under the Second Amended and Restated 2016 Stock Incentive Plan will be determined in the discretion of the Committee in the future, and the Committee has not made any determination to make future grants to any persons under the Second Amended and Restated 2016 Stock Incentive Plan as of the date of this proxy statement. Therefore, it is not possible to determine the benefits that will be received in the future by such participants in the Second Amended and Restated 2016 Stock Incentive Plan or the benefits that would have been received by such participants if the Second Amended and Restated 2016 Stock Incentive Plan had been in effect in the year ended December 31, 2021, except as noted in the table below.
Name and Position	Dollar Value ($)(1)	Number of Units
Non-Executive Officer Employee Group(2)	13,465,501	1,783,510

(1)
The “Dollar Value” of the Conditional Awards is based on the closing price of the Company’s common stock on the grant date of the Conditional Awards.

(2)
On March 24, 2022, the Human Resources and Compensation Committee of the Company’s Board granted 1,783,510 restricted stock unit awards, in the aggregate, to 185 non-executive officer employees of the Company, subject to the approval of the Second Amended and Restated 2016 Incentive Plan.

Securities Authorized for Issuance under Equity Compensation Plans
See “Securities Authorized for Issuance under Equity Compensation Plans” in this Proxy Statement for information regarding the number of securities to be issued upon exercise of outstanding options and rights, the weighted average exercise price of outstanding options and rights and the number of securities remaining available for future issuance under equity compensation plans as of December 31, 2021.
Summary of the Second Amended and Restated 2016 Incentive Plan
Eligible Participants and Types of Awards
The Second Amended and Restated 2016 Incentive Plan provides for the grant to non-employee directors, officers, employees and consultants of the Company of Options, tandem and stand-alone SARs and restricted Shares and other stock-based awards (“Other Stock-Based Awards” and together with Options and SARs, “Incentive Awards”). As of March 31, 2022, approximately six executives, 9,100 employees, seven non-employee directors and 1,100 consultants, would be eligible to participate in the Second Amended and Restated 2016 Incentive Plan.
Shares Available for Awards and Award Limitations
Shares issued under the Second Amended and Restated 2016 Incentive Plan may be either authorized and unissued shares or treasury shares. Each independent director shall not receive Incentive Awards (including Options) with a current market value in excess of $250,000.
Minimum Vesting Period of One (1) Year for all Incentive Awards
In no event shall any new Incentive Award granted under the Second Amended and Restated 2016 Incentive Plan vest or otherwise become payable earlier than one (1) year following the date on which it is granted, other than upon the occurrence of any of the One Year Exceptions.
Effect of Change in Control
Any new Incentive Award granted under the Second Amended and Restated 2016 Incentive Plan that is subject to time-based vesting terms and conditions shall not become fully and immediately vested and exercisable solely as a result of the occurrence of a Change in Control, absent a termination of employment without cause or resignation for good reason following any such change of control. In addition, any new Incentive Award granted under the Second Amended and Restated 2016 Incentive Plan that is subject to performance-based vesting terms and conditions shall not become fully and immediately vested and exercisable solely as a result of the occurrence of Change in Control, absent a termination of employment without cause or resignation for good reason following any such Change in Control and shall be adjusted on a pro-rata basis as determined by the Compensation Committee.
No Substitutions or Repricing without Stockholder Approval
The Second Amended and Restated 2016 Incentive Plan provides that, in no event will any new Incentive Awards be issued in substitution for outstanding Incentive Awards previously granted to Participants under the Second Amended and Restated 2016 Incentive Plan, nor shall any repricing of Incentive Awards be permitted at any time under any circumstances, unless the stockholders of the Company expressly approve such substitution or repricing.

Dividends
The Second Amended and Restated 2016 Incentive Plan expressly prohibits the payment of cash dividends in respect of unvested Incentive Awards. Cash dividends, if any, may be deferred until the vesting date for any Incentive Award and distributed only to the extent the Shares underlying such Incentive Award ultimately vest. Upon the forfeiture of any Incentive Award that does not vest, deferred dividends (if any) shall be forfeited to the Company.
Administration
The Second Amended and Restated 2016 Incentive Plan is administered by the Human Resources and Compensation Committee of the Company’s Board, or such other committee as the Board shall appoint from time to time (the “Committee”). The Committee shall from time to time designate those persons who shall be granted Incentive Awards and the amount, type and other terms and conditions of such Incentive Awards. All of the powers and responsibilities of the Committee under the Second Amended and Restated 2016 Incentive Plan may be delegated by the Committee, in writing, to any subcommittee thereof. In addition, the Committee may from time to time authorize a committee consisting of one or more directors to grant awards to persons who are not “executive officers” of the Company (within the meaning of such term pursuant to Rule 16a-1 of the Exchange Act), subject to such restrictions and limitations as the Committee may specify. In addition, the Board may, consistent with the terms of the Plan, from time to time grant Incentive Awards to directors.
The Committee will have full authority to administer the Second Amended and Restated 2016 Incentive Plan, including authority to interpret and construe any provision of the Second Amended and Restated 2016 Incentive Plan and the terms of any award issued under it and to adopt such rules and regulations for administering the Second Amended and Restated 2016 Incentive Plan as it may deem necessary. On or after the date of grant of an Incentive Award under the Second Amended and Restated 2016 Incentive Plan, the Committee may (i) extend the term of any Incentive Award, including, without limitation, extending the period following a termination of a Participant’s employment during which any award may remain outstanding, (ii) waive any conditions to the exercisability or transferability of any award or (iii) provide for the payment of dividends or dividend equivalents with respect to any award when and to the extent such award has vested. Decisions of the Committee shall be final and binding on all Participants in the Second Amended and Restated 2016 Incentive Plan. No member of the Committee shall be liable for any action, omission or determination relating to the Second Amended and Restated 2016 Incentive Plan, and the Company indemnifies and holds harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Second Amended and Restated 2016 Incentive Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Second Amended and Restated 2016 Incentive Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.
Significant Features Of Awards
All awards under the Second Amended and Restated 2016 Incentive Plan are subject to the terms, conditions, and limitations as determined by the Committee. The significant features of the Incentive Awards are summarized below:
Options.   Each Option shall entitle the holder thereof to purchase a specified number of Shares. The exercise price of each Option will be equal to at least 100% of the fair market value of a Share on the date on which the Option is granted. “Fair Market Value” means, as of the applicable date of determination, the closing sales price of the Shares on the immediately preceding business day as reported on the principal securities exchange on which such Shares are then listed or admitted to trading. Each Option shall be subject to earlier termination, expiration or cancellation as provided in the Second Amended and Restated 2016 Incentive Plan or in the agreement evidencing such Option.
Tandem Stock Appreciation Rights.   The Committee may grant, in connection with any Option, a tandem SAR (“Tandem SAR”). The exercise price per Share of any Tandem SAR will be equal to at least 100% of the fair market value of a Share on the date on which the Tandem SAR is granted, except that the exercise price of a Tandem SAR that is granted after the grant of the related Option may be less than such amount if it is at least equal to the exercise price of the related Option. In general, the exercise of a Tandem SAR by a Participant entitles the Participant to an amount (in cash, Shares or a combination of cash and Shares), with respect to each Share subject thereto, equal to the excess of the fair market value of a Share on the exercise date over the exercise price of the Tandem SAR. The exercise of a Tandem SAR with respect to a number of Shares causes the cancellation of its related Option with respect to an equal number of Shares, and the exercise, cancellation or expiration of an Option with respect to a number of Shares causes the cancellation of its related Tandem SAR with respect to an equal number of Shares.
Stand-Alone Stock Appreciation Rights.   The Committee may grant SARs that do not relate to Options (“Stand-Alone SARs”). The exercise price per Share of any Stand-Alone SAR will be at least 100% of the fair market value of a Share on the date on which the Stand-Alone SAR is granted. In general, the exercise of a Stand-Alone SAR by a Participant entitles the Participant to an amount (in cash, Shares or a combination of cash and Shares), with respect to each Share subject thereto, equal to the excess of the fair market value of a Share on the exercise date over the exercise price of the Stand-Alone SAR.
Other Stock Based Awards.   The Committee may grant equity-based or equity-related awards other than Options and SARs in such amounts and subject to such terms and conditions as the Committee determines. Each such award may (i) involve the transfer of actual Shares, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of Shares, (ii) be subject to performance-based and/or service-based conditions and (iii) be in the form of phantom stock, restricted stock, restricted stock units, performance shares, or share-denominated performance units. No such award will vest or otherwise become payable earlier than one year following the date on which it is granted, other than upon the occurrence of a Permitted Acceleration Event.
Tax Withholding
The Second Amended and Restated 2016 Incentive Plan provides that Participants may elect to satisfy certain federal income tax withholding requirements by remitting to the Company cash or, subject to certain conditions, Shares or by instructing the Company to withhold Shares payable to the Participant.
Assignment and Transfer
Options and SARs may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant.
Amendments and Termination
The Board may at any time suspend or discontinue the Second Amended and Restated 2016 Incentive Plan or revise or amend it in any respect whatsoever, except that, in general, no revision or amendment may, without the approval of stockholders of the Company, (i) increase the number of Shares that may be issued under the Second Amended and Restated 2016 Incentive Plan, (ii) materially modify the requirements as to eligibility for participation in the Second Amended and Restated 2016 Incentive Plan, (iii) increase the annual limitation on grants to the Company’s independent directors; (ii) extend the expiration date of the Second Amended and Restated 2016 Incentive Plan; or (iii) approve the substitution or repricing of an Incentive Award. No action may, without the consent of the Participant, reduce the Participant’s rights under any previously granted and outstanding Incentive Award.
Term
No grants may be made under the Second Amended and Restated 2016 Incentive Plan after March 7, 2032.
Summary of U.S. Federal Income Tax Consequences
The following is a summary of the material U.S. federal income tax consequences generally applicable to Participants and to the Company upon the grant and exercise of Incentive Awards under the Second Amended and Restated 2016 Incentive Plan based on U.S. tax law as in effect as of the date of this proxy statement. This discussion is limited, and does not cover state, local, or foreign tax treatment.
Options.   For federal income tax purposes, if a Participant is granted Options under the Second Amended and Restated 2016 Incentive Plan, the Participant will not recognize taxable income on the grant of the Option, nor will the Company be entitled to any deduction. Generally, upon the exercise of an Option, the Participant will recognize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the difference between the fair market value of the Shares on the date of exercise and the option exercise price. The Participant’s basis for the Shares for purposes of determining his or her gain or loss on subsequent disposition of such Shares generally will be the fair market value of the Shares on the date the option is exercised. Any subsequent gain or loss will be generally taxable as capital gain or loss.
SARs.   For federal income tax purposes, if a Participant is granted SARs under the Second Amended and Restated 2016 Incentive Plan, the Participant will not recognize taxable income on the grant of the SAR, nor will the Company be entitled to any deduction. Generally, upon the exercise of a SAR, the Participant will recognize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the difference between the fair market value of the Shares on the date of exercise and the option exercise price. If the SARs are settled in Shares, the Participant’s basis for the Shares for purposes of determining his or her gain or loss on subsequent disposition of such Shares generally will be the fair market value of the Shares on the date the SAR is exercised. Any subsequent gain or loss will be generally taxable as capital gain or loss.
Restricted Shares.   For federal income tax purposes, if a Participant is granted restricted Shares under the Second Amended and Restated 2016 Incentive Plan, the Participant will not recognize taxable income on the grant of the restricted Shares, nor will the Company be entitled to any deduction. Generally, upon the date when the restrictions lapse, the Participant will recognize ordinary income, and the Company will be entitled to a deduction, equal to the fair market value of the Shares on that date (less the price paid, if any, for such Shares). Alternatively, a Participant may file with the Internal Revenue Service a “section 83(b) election” no later than 30 days after the date of grant of the restricted Shares, as a result of which the Participant will recognize ordinary income at the time of the grant, and the Company will be entitled to a deduction, in an amount equal to the fair market value of the Shares on the date of grant (less the price paid, if any, for such Shares). Any subsequent gain or loss will be generally taxable as capital gain or loss.
Other Stock Based Awards.   For federal income tax purposes, if a Participant is granted any other stock based award under the Second Amended and Restated 2016 Incentive Plan, the Participant will not recognize taxable income on the grant of the other stock based award, nor will the Company be entitled to any deduction. Generally, when any part of an other stock based award is paid (in the case of cash) or delivered (in the case of Shares) to the Participant, the Participant will recognize ordinary income, and the Company will be entitled to a deduction, equal to the cash paid or fair market value of the Shares delivered. Any subsequent gain or loss on the Shares will be generally taxable as capital gains or loss.
The Resolution
The resolution approving the Second Amended and Restated 2016 Incentive Plan requires the affirmative vote of a majority of the voting power of our common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. The Board therefore seeks your approval and support for the following resolution:
RESOLVED:
THAT the Stagwell Inc. Second Amended and Restated 2016 Stock Incentive Plan attached hereto as Exhibit A be approved;
THAT, the Conditional Awards be approved and made effective; and
THAT if the Second Amended and Restated 2016 Stock Incentive Plan is not approved by the Company’s stockholders: (i) the Conditional Awards will be null and void; (ii) no further Incentive Awards will be granted under the 2016 Second Amended and Restated 2016 Stock Incentive Plan; and (iii) the Current Plan will continue in full force and effect in accordance with its terms.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
APPROVAL OF THE SECOND AMENDED AND RESTATED 2016 STOCK INCENTIVE PLAN.

PROPOSAL 3
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
The guiding principles of the Company’s compensation policies and decisions include aligning each executive’s compensation with our business strategy and the interests of our stockholders and providing incentives needed to attract, motivate and retain key executives who are important to our long-term success. Consistent with this philosophy, a significant portion of the total incentive compensation for each of our executives is directly related to the Company’s earnings and to other performance factors that measure our progress against the goals of our strategic and operating plans, as well as performance against our peers.
Stockholders are urged to read the Executive Compensation section of this proxy statement, including the Summary Compensation Table and other related compensation tables and narrative disclosure, which discuss how our compensation design and practices reflect our compensation philosophy. The Compensation Committee and the Board of Directors believe that our compensation design and practices are effective in implementing our guiding principles.
In accordance with Section 14A of the Securities Exchange Act, and as a matter of good corporate governance, we are asking stockholders to approve the following non-binding resolution:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the 2021 compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2022 Annual Meeting of Stockholders pursuant to the disclosure rules of the Securities and Exchange Commission, including the compensation tables and the accompanying narrative discussion.”
The approval of this non-binding proposal requires the affirmative vote of a majority of the voting power of our common stock present in person or represented by proxy and entitled to vote at the Annual Meeting.
Since this proposal is an advisory vote, the result will not be binding on our Board of Directors or Compensation Committee. However, the Board of Directors and the Compensation Committee value the opinions of our stockholders and will review and consider the voting results when making future decisions regarding our executive compensation program.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION.

EXECUTIVE COMPENSATION
Compensation Philosophy and Objectives
We are a “smaller reporting company” and the following compensation disclosure is intended to comply with the requirements applicable to smaller reporting companies. Although the rules allow us to provide less detail about our executive compensation program, the Human Resources and Compensation Committee (the “Compensation Committee”) is committed to providing the information necessary to help stockholders understand our executive compensation-related decisions. Accordingly, this section outlines our compensation philosophy and describes certain components of our executive compensation practices for our named executive officers or “NEOs” in 2021:
MARK PENN	Chairman & Chief Executive Officer
JAY LEVETON	President
FRANK LANUTO	Chief Financial Officer
DAVID ROSS	Former General Counsel & Executive Vice President, Strategy and Corporate Development
Aligning Pay with Performance
The Compensation Committee remains committed to its compensation strategy of appropriately linking compensation levels with shareholder value creation by:
•
Aligning pay with financial performance as a meaningful component of total compensation;

•
Providing total compensation capable of attracting, motivating and retaining executives of outstanding talent;

•
Focusing our executives on achieving key objectives critical to implementing the Company’s business strategy and achieving financial performance goals; and

•
Safeguarding the Company’s business interests, including protection from adverse activities by executives.

Primary Compensation Elements
The Company traditionally uses a mix of short- and long-term and fixed and variable elements in compensating the NEOs: base salary, annual cash bonus or stock incentives and long-term incentive awards. The Compensation Committee administers the long-term incentive program for our NEOs with the goal that all long-term equity awards granted to NEOs will either be subject to performance-based vesting requirements or will have value only to the extent that our stock price increases following the grant date, in addition to continued employment conditions. In limited situations, such as inducement grants, awards may include equity-based components that vest based solely on continued employment.
Pay Element	Description	Link to Business & Strategy
BASE SALARY
•
Fixed cash compensation recognizing individual performance, role and responsibilities, leadership skills, future potential and internal pay equity considerations

•
Set upon hiring or promotion, reviewed as necessary based on the facts and circumstances and adjusted when appropriate

•
Competitive base salaries help attract and retain key executive talent

•
Any material adjustments are based on competitive market considerations, changes in responsibilities and individual performance

Pay Element	Description	Link to Business & Strategy
ANNUAL INCENTIVES	• Performance-based cash or stock compensation dependent on performance against annually established financial targets and personal performance	• Our annual incentives motivate and reward achievement of annual corporate and personal objectives that build shareholder value
LONG-TERM INCENTIVES
•
Opportunity to earn cash and equity long-term incentive awards, subject to continued employment, if the Company achieves financial performance goals (Adjusted EBITDA) over a one (1) to three (3) year measurement period following the date of grant

•
Like our annual incentives, our long-term incentives encourage senior leaders to focus on delivering on our key financial metrics, but do not encourage or allow for excessive or unnecessary risk-taking in achieving this aim

•
The long-term incentives also ensure that executives have compensation that is at risk for longer periods of time and is subject to forfeiture in the event that they terminate their employment

•
The long-term incentives also motivate executives to remain with the company for long and productive careers built on expertise

INDUCEMENT AWARDS / CASH SIGNING BONUSES	• One-time awards granted to new executives in the form of SARs, restricted stock and/or cash signing bonuses	• Attract talented, experienced executives to join and remain with the Company

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Mark Penn, Chief Executive Officer and Chairman	2021	833,333	2,310,000	3,572,040	3,455,000	1,862,648	12,033,021
	2020	750,000	825,000	134,673	—	86,008	1,795,681
Jay Leveton, President	2021	275,437	325,000	745,620	—	7,027	1,353,084
Frank Lanuto, Chief Financial Officer	2021	508,333	1,242,250	797,640	—	263,091	2,811,314
	2020	450,000	495,000	23,087	—	42,857	1,010,944
David Ross, Former General Counsel & EVP, Strategy and Corporate Development	2021	482,581	—	—	—	5,920,501	6,403,082
	2020	565,225	797,500	199,689	—	50,373	1,612,787

(1)
For Mr. Penn, the amount shown in the column for 2021 reflects a $2,310,000 discretionary long-term incentive cash bonus award that was accelerated in connection with the Business Combination.

For Mr. Leveton, the amount shown in the column for 2021 reflects a signing bonus of $325,000 paid upon the commencement of Mr. Leveton’s employment with the Company.
For Mr. Lanuto, the amount shown in the column for 2021 reflects (a) a $400,000 bonus paid in connection with the closing of the Business Combination, (b) a $396,000 discretionary long-term incentive cash bonus award that was accelerated in connection with the Business Combination and (c) a discretionary cash bonus of $446,250 granted by the Compensation Committee. See “2021 Annual Incentive Awards; Pay-for-Performance Analysis.”
For Messrs. Penn, Lanuto and Ross, amounts shown in the column for 2020 reflect discretionary cash bonuses granted by the Compensation Committee.
(2)
For Messrs. Penn, Leveton and Lanuto, amounts shown in the column for 2021 reflect the grant date fair value, assuming maximum performance, of the restricted stock awards granted to our NEOs as determined in accordance with FASB Topic 718. See “2021 Stock LTIP.”

For Messrs. Penn, Lanuto and Ross, amounts shown in the column for 2020 include the incremental fair value of restricted stock awards granted in 2019 that were modified by the Compensation Committee on October 28, 2020 (computed as the fair value of the modified award at the date of modification minus the fair value of the original award at the date of modification). See “Awards Granted in 2019 Amendment of Performance Conditions.”
For Mr. Ross, the amount shown in the column for 2020 also includes the grant date fair value, assuming maximum performance, of the long-term incentive award in the form of restricted stock that was issued on February 28, 2018 and was subject to performance conditions for the three-year period. Under FASB ASC Topic 718, this restricted stock award did not have an established grant date fair value because the three-year cumulative financial performance target had not been established until the 2020 EBITDA target was determined in the first quarter of 2020. All 26,738 shares of restricted stock underlying this award were forfeited in February 2021 due to the Company’s failure to achieve the minimum cumulative EBITDA target during the three-year period ended December 31, 2020.
For a discussion of the assumptions relating to these valuations, please see “Note 2 — Significant Accounting Policies” set forth in our annual report on Form 10-K for the year ended December 31, 2021.
(3)
For Mr. Penn, the amount shown in the column for 2021 reflects the grant date fair value of 1,500,000 stock appreciation rights (“SARs”) granted on December 14, 2021 as determined in accordance with FASB Topic 718.

For a discussion of the assumptions relating to these valuations, please see “Footnote 2 — Significant Accounting Policies” set forth in our annual report on Form 10-K for the year ended December 31, 2021.
(4)
The components of “all other compensation” for 2021 are set forth in the table below.

Name	Accelerated Equity Awards on Change in Control ($)(a)	Perquisite Allowance ($)	Health Benefits ($)(b)	Long-term Disability Insurance Premiums ($)	Severance ($)(c)	Airfare ($)(d)	Total ($)
Mark Penn	1,615,000	60,000	25,509	474	—	161,665	1,862,648
Jay Leveton	—	—	7,027	—	—	—	7,027
Frank Lanuto	219,750	25,000	17,867	474	—	—	263,091
David Ross	—	14,583	15,059	277	5,890,582	—	5,920,501

(a)
The amounts in the “Accelerated Equity Awards on Change in Control” column reflect the value of the accelerated vesting of then-unvested SARs that were accelerated in connection with the Business Combination.

(b)
The “Health Benefits” provided by the Company are payment of health insurance premiums for the employee and, as applicable, family members eligible for coverage.

(c)
The amounts in the “Severance” column for Mr. Ross includes (i) $4,693,050 in cash severance that was paid to Mr. Ross upon his separation from the Company in a lump sum and (ii) $1,197,532 in then-unvested restricted stock that accelerated upon his separation from the Company.

(d)
The amount in the “Airfare” column reflects $161,155 reimbursed to Mr. Penn in 2021 for private air travel on Company business.

Narrative Disclosure to Summary Compensation Table
2021 Annual Incentive Awards; Pay-for-Performance Analysis
The Company’s compensation program is designed to reward performance relative to corporate performance criteria and individual performance. In 2021, each NEO was eligible to earn an annual bonus in an amount equal to a percentage of his base salary plus a potential discretionary adjustment for exceptional performance. The Compensation Committee does not apply a formula or use a pre-determined weighting when comparing overall performance against the various individual objectives, and no single objective is material in determining individual awards. In determining the 2021annual incentive awards, the Compensation Committee considered the Company’s 2021 Adjusted EBITDA. The Committee also considered that the Company achieved certain other financial and strategic goals in 2021, including refinancing the Company’s senior notes, amending the Company’s Credit Agreement and reducing leverage, conversion of the Company’s preferred shares, and continued new business and operational success following the Business Combination. Based on this exceptional financial and operational performance, the Compensation Committee determined that each of the NEO’s performed at a level that warranted annual incentive compensation at 100% of target value. However, the Compensation Committee determined that it was in the best interests of the Company to compensate Mr. Penn and Mr. Leveton in the form of additional equity incentives rather than paying cash bonuses. Similarly, the Compensation Committee determined to pay a cash bonus to Mr. Lanuto of $446,250, representing 75% of his annual bonus target, and to further compensate him in the form of an additional equity incentive. See “2021 LTIP Awards” for additional information on the equity incentives. With respect to Mr. Lanuto, the Compensation Committee also acknowledged his efforts, working at the direction of the Special Committee of the Board, in completing the Business Combination and awarded him an additional cash bonus of $400,000.
LTIP Awards
2021 Stock LTIP.   On October 14, 2021, the Compensation Committee awarded each NEO restricted stock grants under the Company’s 2016 Stock Incentive Plan as follows: Mr. Penn — 412,000 shares;

Mr. Leveton — 86,000 shares; Mr. Lanuto — 92,000 shares (the “2021 Stock LTIP Awards”). Vesting for these awards is conditioned upon the Company’s level of achievement of Adjusted EBITDA over the performance period commencing on January 1, 2021 and ending on December 31, 2023 and the NEO’s continued employment until March 31, 2024.
2020 Cash LTIP Awards Granted in 2019.   In November 2019, the Compensation Committee granted awards under the Company’s 2014 LTIP Plan to each of our NEOs in the following target amounts: Mr. Penn — $1,155,000; Mr. Lanuto — $198,000; Mr. Ross — $400,000. These grants were to vest at the end of the applicable three-year measurement period (January 1, 2020 — December 31, 2022), subject to achievement of financial performance criteria and continued employment (the “2020 Cash LTIP Awards”). The financial performance criteria were based on three-year cumulative EBITDA as measured against the approved annual EBITDA targets for such period.
A payout of between 75% and 100% of the target opportunity was to be made if the Company achieved a three-year cumulative EBITDA amount equal to or greater than 90% but less than 100% of the three-year cumulative EBITDA target, based on a straight-line interpolation for actual cumulative EBITDA between 90% and 100% of the cumulative EBITDA target; a payout at the target opportunity was to be made if the Company achieved the three-year cumulative EBITDA target; and a payout of the target opportunity plus an additional amount between 0% and 100% of the target opportunity was to be made if the Company exceeded the three-year cumulative EBITDA target based on a straight-line interpolation for actual cumulative EBITDA between 100% and 105% of the cumulative EBITDA target, subject to a cap of two times the target opportunity. No payout was to be earned in the event the Company failed to achieve three-year cumulative EBITDA at least equal to or greater than 90% of the cumulative EBITDA target.
Upon a “Change in Control” (as defined in the Company’s 2014 Long-Term Cash Incentive Compensation Plan) prior to December 31, 2022, the 2020 Cash LTIP Awards were to vest in full, with the amount payable determined by using an EBITDA performance multiplier equal to the greater of (a) one (1) and (b) the EBITDA performance multiplier calculated in accordance with the terms of the 2020 Cash LTIP award; provided, however, that if the price per share paid in such Change in Control was equal to or greater than 175% of the average closing trading price of the Company’s Class A shares during the twenty (20) days preceding the grant date, then the EBITDA performance multiplier was to be two (2). If the Change in Control was not structured as a share acquisition and/or there were no price per share in the Change in Control (as was the case with the Business Combination) then the implied price per share paid in such Change in Control was to be determined by the Compensation Committee in good faith immediately prior to such Change in Control. On October 28, 2020, the Compensation Committee adopted an interpretive standard that the implied price per share paid with respect to the 2020 Cash LTIP Awards in connection with the Business Combination would be the average closing trading price of the Company’s Class A shares during the five (5) trading days preceding the closing date. The 2020 Cash LTIP Awards for Mr. Penn and Mr. Lanuto vested in full upon the closing of the Business Combination, which constituted a Change in Control of the Company. Since immediately prior to the Business Combination the Compensation Committee determined in good faith that the implied price per share paid with respect to the Company’s Class A Shares, which was the average closing trading price of the Company’s Class A shares during the five (5) trading days preceding the closing date, equaled or exceeded 175% of the average closing trading price of the Company’s Class A shares during the twenty (20) days preceding the 2020 Cash LTIP Awards’ grant date, the performance multiplier was two (2) and Mr. Penn and Mr. Lanuto were paid $2,310,000 and $396,000, respectively.
The 2020 Cash LTIP Awards provided that upon the termination of an NEO’s employment without “Cause” or by the NEO for “Good Reason” (each term as defined in the Company’s 2014 Long-Term Cash Incentive Compensation Plan), subject to the achievement of the underlying financial performance targets, these awards would vest on a pro-rata basis. Accordingly, the severance payment to Mr. Ross included $800,000 in connection with the 2020 Cash LTIP.
Awards Granted in 2019 — Amendment of Performance Conditions
In October 2020 the Compensation Committee engaged Mercer, a compensation consulting firm, to provide objective analysis, advice and information, including comparative market data, related to potential amendments to the 2020 financial performance targets contained in certain outstanding equity incentive awards, in light of the substantial impact of the global pandemic on the Company’s revenue. Mercer participated in discussions at the Compensation Committee’s request both with and without management present. The Compensation Committee sought to ensure that its incentive plans properly align management incentive compensation targets with the performance targets most relevant to stockholders and determined that, under the circumstances, an adjustment to the minimum 2020 EBITDA targets under the restricted stock awards granted in 2019 was appropriate.
Specifically, on October 28, 2020, the Compensation Committee approved modifications of the 2020 Stock LTIP Awards to reduce the minimum 2020 EBITDA target from $180 million to $175 million, and of the 2019 Special Incentive Award to reduce the minimum 2020 EBITDA target from $195 million to $180 million. The 2020 EBITDA targets to achieve full vesting eligibility were unchanged at $200 million and $205 million, respectively. The reduction in minimum EBITDA targets resulted in an adjusted vesting proration scale for all awards such that, at the time of modification, the expected vesting of the 2020 Stock LTIP Awards increased from 81.5% to 92.5% and the expected vesting of the 2019 Special Incentive Award increased from 0% to 66.7%.
Employment Agreements
The Company has entered into employment agreements with each NEO as described below.
Mark Penn Employment Agreement
The Company entered into an employment agreement with Mr. Penn, dated March 14, 2019 (the “Original Employment Agreement”), pursuant to which Mr. Penn was eligible to receive an annualized base salary of $750,000 and an annual discretionary cash bonus in an amount equal to up to 100% of his then-current base salary. On September 8, 2021, the Company and Mr. Penn entered into an amendment to the Original Employment Agreement pursuant to which Mr. Penn was eligible to receive an annualized base salary of $1,000,000 and an annual discretionary cash bonus in an amount equal to up to 110% of his then-current base salary. On December 14, 2021, the Company and Mr. Penn entered into an Amended and Restated Employment Agreement (the “Amended Employment Agreement”) pursuant to which Mr. Penn’s annualized base salary increased to $1,060,000 effective January 1, 2022 and will increase to $1,260,000 effective January 1, 2023. In connection with the entry into the Amended Employment Agreement, on December 14, 2021, the Company granted Mr. Penn 1,500,000 SARs in respect of the Company’s Class A common stock. The SARs are settleable only in cash, have a base price of $8.27 per share and vest in three equal installments on each of the first three anniversaries of the date of grant. On March 11, 2022, the Company and Mr. Penn entered into a Second Amended and Restated Employment Agreement (the “Second Amended Employment Agreement”). Pursuant to the Second Amended and Restated Employment Agreement, Mr. Penn’s annualized base salary and annual discretionary bonus did not change. Mr. Penn is eligible for potential future grants under the Company’s long-term incentive plans with an annual target equal to 350% of his then-current base salary. Mr. Penn is also eligible to receive reimbursement for private air travel in connection with the business of the Company up to an annual amount as determined by the Compensation Committee. He is also entitled to participate in the retirement plans and benefits in accordance with the plans or practices of the Company made available to the senior executives of the Company. Under the Second Amended and Restated Employment Agreement, Mr. Penn is subject to restrictive covenants during employment and for one (1) year thereafter, including covenants not to solicit clients of the Company, hire or solicit employees or exclusive consultants of the Company, and render services for any client of the type rendered by the Company, subject to specified exceptions.
Pursuant to the Second Amended Employment Agreement, if the Company terminates Mr. Penn’s employment without “Cause,” or Mr. Penn terminates his employment for “Good Reason” (each term as defined in The Second Amended Employment Agreement), then the Company is required to pay Mr. Penn the following severance benefits: (i) his annual bonus for the year prior to his termination, when otherwise payable, but only to the extent it was earned and approved by the Compensation Committee but not already paid; (ii) a pro-rata annual bonus for the year of termination, payable at the time such annual bonus is otherwise payable; (iii) a lump sum severance payment within 60 days of the date of termination equal to the product of 1.5 times the sum of (a) his then-current base salary and (b) the amount of his annual discretionary bonus paid in respect of the year immediately prior to the date of termination; and (iv) 12 months of reimbursement for COBRA premiums.

Pursuant to the Second Amended Employment Agreement, upon a “Change in Control” (as defined in the Second Amended Employment Agreement) of the Company, all of Mr. Penn’s then-unvested equity awards will accelerate and vest in full.
Jay Leveton Employment Agreement
The Company entered into an employment agreement with Mr. Leveton, dated September 12, 2021, pursuant to which Mr. Leveton is eligible to receive an annualized base salary of $725,000 and an annual discretionary bonus in an amount equal to up to 80% of his base salary. Under the employment agreement, Mr. Leveton was paid a signing bonus of $325,000. Mr. Leveton is eligible for potential future grants under the Company’s long-term incentive plans. Mr. Leveton is also entitled to participate in the retirement plans and benefits in accordance with the plans or practices of the Company made available to the senior executives of the Company. Under his employment agreement, Mr. Leveton is subject to restrictive covenants during employment and for a period of two (2) years thereafter, including covenants not to solicit clients of the Company, hire or solicit employees or exclusive consultants of the Company, and render services for any client of the type rendered by the Company, subject to specified exceptions.
Pursuant to his employment agreement, if the Company terminates Mr. Leveton’s employment without “Cause” (as defined in Mr. Leveton’s employment agreement), then the Company is required to pay Mr. Leveton severance benefits in the form of salary continuation of his then-current base salary for six (6) months.
Frank Lanuto Employment Agreement
The Company entered into an employment agreement with Mr. Lanuto, dated May 6, 2019, pursuant to which Mr. Lanuto was eligible to receive an annualized base salary of $450,000 and an annual discretionary bonus in an amount equal to up to 100% of his base salary. On September 8, 2021, the Company and Mr. Lanuto entered into an amendment to the employment agreement pursuant to which Mr. Lanuto is eligible to receive an annualized base salary of $625,000 and an annual discretionary cash bonus in an amount equal to up to 90% of his then-current base salary. Mr. Lanuto is eligible for potential future grants under the Company’s long-term incentive plans. Mr. Lanuto is also eligible to receive an annual $25,000 perquisite allowance to cover automobile expenses, professional dues and other perquisites. He is also entitled to participate in the retirement plans and benefits in accordance with the plans or practices of the Company made available to the senior executives of the Company. Under his employment agreement, Mr. Lanuto is subject to restrictive covenants during employment and for a period of two (2) years thereafter, including covenants not to solicit clients of the Company, hire or solicit employees or exclusive consultants of the Company, and render services for any client of the type rendered by the Company, subject to specified exceptions.
Pursuant to his employment agreement, if the Company terminates Mr. Lanuto’s employment without “Cause,” or Mr. Lanuto terminates his employment for “Good Reason” (each term as defined in his employment agreement), then the Company is required to pay Mr. Lanuto (i) his annual bonus for the year prior to his termination, when otherwise payable, but only to the extent it was earned and approved by the Compensation Committee but not already paid; and (ii) a lump sum severance payment within 60 days of the date of termination equal to six (6) months’ base salary, which is increased to nine (9) months base salary if Mr. Lanuto’s termination occurs within one (1) year of a “Change in Control” (as defined in Mr. Lanuto’s employment agreement) of the Company (which occurred upon the Business Combination).

OUTSTANDING EQUITY AWARDS AT 2021 FISCAL YEAR-END
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised SARs (#) Exercisable)(1)	Number of Securities Underlying Unexercised SARs (#) Unexercisable(2)	SAR Exercise Price ($)	SAR Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)(3)	Market Value of Shares or Units of Stock that Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(4)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Mark Penn	1,500,000		2.19	3/18/2024
		1,500,000	8.27	12/14/2026
					549,051	4,760,272	412,000	3,572,040
Jay Leveton							86,000	745,620
Frank Lanuto	225,000		2.91	6/10/2024
	225,000		5.00	6/10/2024
					94,123	816,046	92,000	797,640

(1)
For Messrs. Penn and Lanuto represent SARs that have vested but remain unexercised.

(2)
Mr. Penn received 1,500,000 SARs, which are only exercisable in exchange for cash, on December 14, 2021. These SARs will become vested and exercisable in full in three equal installments on each of the first three (3) anniversaries of grant date, subject to Mr. Penn’s continued employment with the Company through each vesting date. Mr. Penn’s SARs will accelerate and vest in full upon any of the following events: the termination of Mr. Penn’ employment by the Company without “Cause,” by Mr. Penn for “Good Reason,” or by reason of Mr. Penn’s death, “Disability” or “Retirement” (each term as defined in the Second Amended Employment Agreement) or upon a “Change in Control” (as defined in the Second Amended and Restated 2016 Incentive Plan).

(3)
For Mr. Penn, consists of 549,051 restricted shares for which the performance conditions have been met and that will vest on December 31, 2022 subject to continued employment.

For Mr. Lanuto, consists of 94,123 restricted shares for which the performance conditions have been met and that will vest on December 31, 2022 subject to continued employment.
The restricted shares of each of the NEOs will accelerate and vest as follows: (a) in the event of the NEO’s termination by the Company without “Cause” or by the NEO for “Good Reason” (each term as defined in the underlying award agreement), in either case within one year following a “Change in Control” (as defined in the Second Amended and Restated 2016 Incentive Plan), the awards will fully accelerate and vest; (b) in the event of the NEO’s termination by the Company without “Cause” or by the NEO for “Good Reason”, in either case not within one year following a “Change in Control” (as defined in the Second Amended and Restated 2016 Incentive Plan), a pro rata portion (based on the date of termination of employment) of the awards will accelerate and vest; (c) in the event of the NEO’s “Qualified Retirement” (as defined in the underlying award agreement) the entire awards will accelerate and vest ; and (d) in the event of the NEO’s death or “Disability” (as defined in the underlying award agreement), the awards will fully accelerate and vest.
(4)
The amounts shown in these columns are based on the closing price of the Company’s common stock December 31, 2021.

(5)
For Mr. Penn, consists of a maximum of 412,000 restricted shares that will vest on March 31, 2024 subject to achievement of performance conditions and continued employment.

For Mr. Leveton, consists of a maximum of 86,000 restricted shares that will vest on March 31, 2024 subject to achievement of performance conditions and continued employment.
For Mr. Lanuto, consists of a maximum 92,000 restricted shares that will vest on March 31, 2024 subject to achievement of performance conditions and continued employment.
The restricted shares of each of the NEOs will accelerate and vest as follows: (a) in the event of the NEO’s termination by the Company without “Cause” or by the NEO for “Good Reason” (each term as defined in the underlying award agreement), in either case within one year following a “Change in Control” (as defined in the Second Amended and Restated 2016 Incentive Plan), the awards will fully accelerate and vest; (b) in the case of all the NEOs other than Mr. Leveton, in the event of the NEO’s termination by the Company without “Cause” or by the NEO for “Good Reason”, in either case not within one year following a “Change in Control” (as defined in the Second Amended and Restated 2016 Incentive Plan), a pro rata portion (based on the date of termination of employment) of the awards will accelerate and vest based on the Company’s actual performance; (c) in the event of the NEO’s “Qualified Retirement” (as defined in the underlying award agreement) the entire awards will accelerate and vest based on the Company’s actual performance; and (d) in the event of the NEO’s death or “Disability” (as defined in the underlying award agreement), the awards will fully accelerate and vest.

OTHER COMPENSATION-RELATED POLICIES
Indemnification Agreements
We have entered into indemnity agreements with our directors and executive officers which provide, among other things, that we will indemnify such director or executive officer, under the circumstances and to the extent provided therein, for liabilities of any kind that he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, executive officer or other agent of the Company, to the fullest extent permitted by law.
Prohibition of Pledging or Hedging of the Company’s Stock
The Board has adopted policies to prohibit any pledge or hedging of the Company’s stock by officers and directors of the Company. Currently, no stock is pledged or hedged by any of the Company’s directors or officers.
Business Protection Terms
The Company’s NEOs are subject to significant contractual restrictions intended to prevent actions that potentially could harm our business, particularly after termination of employment. These business protections include obligations not to solicit clients or employees, not to disparage us, not to reveal confidential information, and to cooperate with us in litigation. Business protection provisions are included in employment agreements and in connection with compliance with the Company’s Code of Conduct.
Pension Benefits in 2021
We do not provide our NEOs with any defined benefit or defined contribution pension arrangements.
Non-Qualified Deferred Compensation In 2021
We do not maintain any non-qualified deferred compensation plans for our NEOs.
Indebtedness of Directors, Executive Officers and Senior Officers
There is currently no indebtedness owed to the Company by any of our directors or executive officers, and there was no such indebtedness owed to us since January 1, 2021. The Company’s Corporate Governance Guidelines prohibit the Company from making any personal loans or extensions of credit to directors or executive officers of the Company.
Adjusted EBITDA
As used in this Proxy Statement:
“Adjusted EBITDA” is a non- U.S. GAAP financial measure defined as Net income excluding non-operating income or expense to achieve operating income, plus depreciation and amortization, stock-based compensation, deferred acquisition consideration adjustments, and other items. Other items include restructuring costs, acquisition-related expenses, and non-recurring items. A reconciliation of Adjusted EBITDA to the U.S. GAAP Operating income for the year ended December 31, 2021 is provided in the Company’s Current Report on Form 8-K filed on March 8, 2022.
Compensation Committee Interlocks and Insider Participation
Desirée Rogers, Bradley J. Gross, and Irwin Simon served on the Compensation Committee of the Board of Directors during 2021. None of the persons who served on the Compensation Committee at the time of such service are, or have been, an employee or officer of the Company or had any relationship requiring disclosure under Item 404 of Regulation S-K. In addition, none of the Company’s executive officers serves, or has served during the last completed fiscal year, as a member of the board of directors or compensation committee of any other entity that has or has had one or more of its executive officers serving as a member of the Company’s Board of Directors.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table lists as of December 31, 2021 the number of securities to be issued upon the exercise of outstanding SARs and the vesting of outstanding restricted stock units, the weighted average exercise price of outstanding SARs and the number of securities remaining available for future issuance under the Company’s equity compensation plans.
	Number of Securities to be issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders:(1)	1,403,817(2)	3.23(3)	2,838,628
Equity compensation plans not approved by stockholders:	1,517,104(4)	2.76(3)	—
Total	2,920,921	2.95(3)	2,838,628

(1)
The Company currently grants equity awards under the Amended and Restated 2016 Stock Incentive Plan.

(2)
As of December 31, 2021, the Company had reserved 843,817 shares of Class A common stock in order to meet its obligations under 1,344,834 outstanding SARs granted under equity plans approved by stockholders. The number of shares issuable upon exercise of the SARs is based on the closing price of our Class A common stock on December 31, 2021. In addition, the Company had reserved 560,000 shares of Class A common stock issuable upon vesting of the same number of restricted stock units granted under equity plans approved by stockholders.

(3)
The weighted average exercise price does not include the restricted stock units.

(4)
As of December 31, 2021, the Company had reserved 1,336,941 shares of Class A Common Stock in order to meet its obligations under 1,950,000 outstanding SARs granted as equity inducement awards to Messrs. Penn and Lanuto, which were not required to be approved by stockholders. For a description of the material terms of these inducement grants, see “Executive Compensation.” As of December 31, 2021, the Company also had reserved 30,163 shares of Class A Common Stock in order to meet its obligations under 97,945 outstanding SARs granted as an equity inducement award to an employee. The number of shares issuable upon exercise of the SARs is based on the closing price of our Class A common stock on December 31, 2021. In addition, the Company had reserved 150,000 shares of Class A common stock issuable upon vesting of the same number of restricted stock units granted as an equity inducement award to an employee.

Transactions with Related Persons
Review and Approval of Related Party Transactions
Related Party Transactions Policy
The Board has adopted a written Related Party Transactions Policy to assist it in reviewing, approving and ratifying related party transactions. The Related Party Transactions Policy provides that all related party transactions covered by the policy must be approved in advance by the Audit Committee, except that any ordinary course transaction in which an operating subsidiary of the Company derives revenue from a related party may be approved on an annual basis by the Audit Committee. To facilitate compliance with this policy, directors and executive officers of the Company must notify the Company’s General Counsel and CFO as soon as reasonably practicable about any potential related party transaction. If the Company’s General

Counsel and CFO determine that the transaction constitutes a related party transaction, the transaction will be referred to the Audit Committee for its consideration.
In reviewing related party transactions, the Audit Committee will be provided with full details of the proposed related party transaction and will consider all relevant facts and circumstances, including, among others:
The benefits of the transaction to the Company;
The terms of the transaction and whether they are fair (arm’s-length) and in the ordinary course of the Company’s business;
The size and expected term of the transaction; and other facts and circumstances that bear on the materiality of the related party transaction.
Generally, the Related Party Transactions Policy applies to any transaction that would be required by the SEC to be disclosed in which the Company was or is proposed to be, a participant and in which a “Related Party” had, has or will have a direct or indirect material interest. The policy also applies to any amendment or modification to an existing related party transaction, regardless of whether such transaction has previously been approved.
Transactions with Related Persons
Since January 1, 2020, the Company engaged in the following related party transactions, in which the amount involved exceeded $120,000. The related party transactions were reviewed and approved by the Audit Committee in accordance with the Related Party Transactions Policy described above:
CEO and Director Affiliation
Affiliates of the Stagwell Group LLC have a majority ownership interest in the Company. Mark Penn is the CEO and Chairman of the Board of Directors of the Company and is also the manager of the Stagwell Group LLC.
Related Party Transaction
In 2019, the Company entered into an arrangement to provide polling services to a non-profit client in which the spouse of Mark Penn is the CEO. Under the arrangement, the Company will receive from the client approximately $772,000 which is expected to be fully recognized as of December 2022.

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information regarding the beneficial ownership of our shares of Class A and Class C common stock as of April 18, 2022 by each beneficial owner of more than five percent of each such class of shares, by each of our directors and nominees for Board election, by each of our named executive officers, and the current directors and executive officers as a group. The address for persons for which an address is not otherwise provided in the footnotes below is c/o Stagwell Inc., One World Trade Center, Floor 65, New York, NY 10007.
	Voting Shares Beneficially Owned(1)
Name	Class A Shares	Class A %	Class C Shares	Class C %	Total Voting Power %(5)
Mark J. Penn – Direct(2)	2,662,816	2.0%			*
– Indirect(3)	26,502,414	19.9%	164,814,910	100%	64.2%
Charlene Barshefsky(4)	98,256	*			*
Bradley J. Gross	—	*			*
Wade Oosterman(5)	58,256	*			*
Desirée Rogers(4)	97,218	*			*
Eli Samaha – Direct(4)	25,000	*			*
– Indirect(6)	5,753,210	4.3%			1.9%
Irwin D. Simon(4)	113,211	*			*
Rodney Slater(4)	25,000	*
Brandt Vaughan(4)	78,500	*
Jay Leveton(7)	133,794	*			*
Frank P. Lanuto(8)	757,998	*			*
All directors and officers as a group (14 persons) – Direct(9)	4,234,614	3.1%			1.4%
– Indirect(3)(6)	32,255,634	24.2%	164,814,910	100%	64.2%
The Stagwell Group LLC(3)	26,502,414	19.9%	164,814,910	100%	64.2%
Goldman Sachs(10)	20,961,679	15.7%			7.0%
Hotchkis and Wiley Capital Management LLC(11)	13,466,560	10.1%			4.5%

*
The percentage of shares beneficially owned does not exceed one percent of the outstanding shares.

(1)
Unless otherwise noted, the Company believes that all persons named in the table above have sole voting power and dispositive power with respect to all shares beneficially owned by them. For purposes of computing the percentage of outstanding shares held by each person or group named above, we have included restricted shares in the number of shares outstanding as of April 18, 2022. In addition, for purposes of computing the percentage of outstanding shares held by each person or group named above, any shares which that person group has the right to acquire within 60 days of April 18, 2022 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Includes 1,122,816 unvested restricted shares and the maximum of 1,500,000 shares issuable upon exercise of vested SARs.

(3)
Mr. Penn, our Chairman and CEO, is also manager of The Stagwell Group LLC, an affiliate of Stagwell Agency Holdings LLC, Stagwell Media LP and Stagwell Friends and Family LLC. The Schedule 13D/A filed with the SEC on February 7, 2022 by Stagwell Agency Holdings LLC, The Stagwell Group LLC, Mark Penn, Stagwell Media LP and Stagwell Friends and Family LLC reports the number of shares as to which The Stagwell Group LLC has shared voting and dispositive power is 26,502,414 shares of Class A common stock and 164,814,910 shares of Class C common stock. The address of The Stagwell Group LLC is 1808 I Street, NW, Sixth Floor, Washington, DC 20006.
(4)
Includes 25,000 unvested restricted shares.

(5)
Excludes 25,000 restricted stock units.

(6)
Mr. Samaha is the Managing Partner of Madison Avenue Partner, LP, which holds 5,753,210 shares of Class A common stock.

(7)
Includes 133,794 unvested restricted shares.

(8)
Includes 207,998 unvested restricted shares and the maximum of 450,000 shares issuable upon exercise of vested SARs.

(9)
Includes 1,763,728 unvested restricted shares and the maximum of 1,950,000 shares issuable upon exercise of vested SARs.

(10)
The Schedule 13D/A filed with the SEC on November 10, 2021 by The Goldman Sachs Group, Inc., Goldman, Sachs & Co. LLC, Broad Street Principal Investments, L.L.C., StoneBridge 2017, L.P., StoneBridge 2017 Offshore, L.P., and Bridge Street Opportunity Advisors, L.L.C. (collectively, the “Goldman Sachs Parties”) reports that the number of shares as to which The Goldman Sachs Group, Inc. and Goldman Sachs & Co. LLC have shared voting and dispositive is 20,961,679 shares of Class A common stock. The address of each of the Goldman Sachs Parties is 200 West Street, New York, NY 10282.

(11)
The Schedule 13F filed with the SEC on February 11, 2022 by Hotchkis and Wiley Capital Management, LLC reports sole voting power over 12,095,860 shares of Class A common stock and sole dispositive power over 13,466,560 shares of Class A common stock. The address of Hotchkis and Wiley Capital Management, LLC is 601 S. Figueroa Street, 39th Fl, Los Angeles, CA 90017.

Changes in Control
To our knowledge, there are no present arrangements or pledges of the Company’s securities that may result in a change in control of the Company.
Delinquent Section 16(a) Reports
Under Section 16(a) of the Exchange Act, each person serving as a director or executive officer during the last fiscal year and any persons holding 10% or more of the common stock are required to report their ownership of common stock and any changes in that ownership to the SEC within a prescribed period of time and to furnish the Company with copies of such reports. To the Company’s knowledge, based solely upon a review of copies of such reports received by the Company which were filed with the SEC for the fiscal year ended December 31, 2021, and upon written representations from such persons that no other reports were required, all reports required to be filed under Section 16(a) have been timely filed with the SEC except for the Form 4 for Rodney Slater filed on August 12, 2021.

PROPOSAL 4
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board of Directors has selected Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 and the Board has directed that management submit the selection of independent registered public accounting firm for ratification by the stockholders at the 2022 Annual Meeting. Deloitte & Touche has audited our financial statements since 2020. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte & Touche as our independent registered public accounting firm. However, the Board is submitting the selection of Deloitte & Touche to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
Principal Accountant Fee and Services
The following table sets forth the aggregate fees billed to the Company by Deloitte & Touche for the fiscal years ended December 31, 2020 and 2021:
	2020	2021
Audit Fees(1)	$2,950,000	$7,430,000
Audit-Related Fees
Tax Fees(2)	$361,500	$3,077,910
All Other Fees	$5,000	$3,958
Total	$3,316,500	$10,511,868

(1)
Consists primarily of fees for the audit of annual financial statements and the audit of the effectiveness of internal control over financial reporting, review of quarterly financial statements, review of SEC registration statements and related consents, and services in connection with statutory or regulatory filings.

(2)
Consists primarily of tax compliance and return preparation, and tax planning and advice. Tax compliance and return preparation services consist of preparing original and amended tax returns and claims for refunds. Tax planning and advice services consist of support during income tax audits or inquiries.

(3)
Consists of fees for licenses to online accounting information and general education accounting guidance.

Pre-Approval Policies and Procedures
The Audit Committee approves all audit and non-audit related services provided by our independent registered public accounting firm before the engagement begins. Pre-approval may be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual, explicit, case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the pre-approval decision must be reported to the full Audit Committee at its next meeting.
Prior to the Business Combination, all of the services listed in the table above were pre-approved by Stagwell Marketing in accordance with its policies then in effect. Following the Business Combination, all of the services listed in the table above were pre-approved by the Audit Committee.

Vote Required for Approval
The affirmative vote of the holders of a majority of the voting power present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, then “For” approval of this proposal. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL
TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notice of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement and annual report at their addresses and would like to request “householding” of their communications should contact their brokers.
NO INCORPORATION BY REFERENCE
In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the “Report of the Audit Committee of the Board” contained in this proxy statement specifically is not incorporated by reference into any other filings with the SEC and is not deemed to be “Soliciting Material.” In addition, this Proxy Statement includes several website addresses or references to additional company reports or policies found on those websites. These website addresses are intended to provide inactive, textual references only. The information on these websites, including the information contained in those report and policies, is not part of this Proxy Statement and is not incorporated by reference.
ADDITIONAL INFORMATION
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 is available free of charge at the SEC’s website at www.sec.gov, on our website at https://www.stagwellglobal.com/investors/ or upon written request to us at ir@stagwellglobal.com.
OTHER MATTERS
The Board of Directors knows of no matter to come before the Meeting other than the matters referred to in the accompanying Notice. If any matters which are not now known should properly come before the Meeting, the accompanying proxy will be voted on such matters in accordance with the best judgment of the person voting it.
By Order of the Board of Directors
Edmund D. Graff
Senior Vice President, Deputy General Counsel and
Corporate Secretary
New York, NY
May 2, 2022

EXHIBIT A
STAGWELL INC.
SECOND AMENDED AND RESTATED 2016 STOCK INCENTIVE PLAN
1.
Purpose of the Plan.

This Stagwell Inc. Second Amended and Restated 2016 Stock Incentive Plan is intended to promote the interests of the Company and its shareholders by providing the employees and consultants of the Company and eligible non-employee directors of the Company, who are largely responsible for the management, growth and protection of the business of the Company, with incentives and rewards to encourage them to continue in the service of the Company. The Plan is designed to meet this intent by providing such employees, consultants and eligible non-employee directors with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.
This Plan constitutes an amendment and restatement of the MDC Partners Inc. Amended and Restated 2016 Stock Incentive Plan (the “Prior 2016 Plan”), which was approved by the Company’s shareholders on June 1, 2016. The Prior 2016 Plan was subsequently amended on June 6, 2018, following approval by the Board of Directors and the Company’s shareholders. The Prior 2016 Plan was amended and restated on June 25, 2020, following approval by the Board of Directors and the Company’s shareholders. The Prior 2016 Plan was amended on December 14, 2021, subject to shareholder approval.
2.
Definitions.

As used in the Plan, the following definitions apply to the terms indicated below:
(a)   “Affiliate” means (i) any Subsidiary; and (ii) any domestic eligible entity that is disregarded, under Treasury Regulation Section 301.7701-3, as an entity separate from either (A) the Company or (B) any Subsidiary.
(b)   “Allowed Transferee” means, with respect to any Participant, any “family member” of the Participant, as defined in the General Instructions to Form S-8 under the Exchange Act.
(c)   “Board of Directors” means the Board of Directors of the Company.
(d)   “Change in Control” means the occurrence of any of the following:
(i)   With respect to Incentive Awards granted prior to August 2, 2021, a Change in Control occurred on August 2, 2021.
(ii)   With respect to Incentive Awards granted on or after August 2, 2021:
(A)   any “person” or “group” of related persons other than Stagwell Media and any of its Permitted Transferees is or becomes the “beneficial owner” (within the meaning of Rule 13d-3 promulgated under the Exchange Act, a “Beneficial Owner”), directly or indirectly, in the aggregate of more than 50% of the total voting power of the Voting Stock of the Company; provided, that the formation of a holding company to hold Capital Stock of the Company which does not change the beneficial ownership of such Capital Stock (except as a result of the exercise of dissenters’ rights) will not constitute a Change in Control under this paragraph (A) (provided that, from and after the formation of such holding company, all references to the Company in this definition shall instead refer to such holding company);
(B)   during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors, together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board of Directors then in office;

(C)   the liquidation or dissolution of the Company; or
(D)   the Company consolidates with, or merges with or into, another Person, or the Company sells, conveys, assigns, transfers, leases or otherwise disposes of all or substantially all of the assets of the Company, determined on a consolidated basis, to any Person, other than a transaction where the Person or Persons that, immediately prior to such transaction, beneficially owned the outstanding Voting Stock of the Company are, by virtue of such prior ownership, the beneficial owners in the aggregate of a majority of the total voting power of the then outstanding Voting Stock of the surviving or transferee Person (or if such surviving or transferee Person is a direct or indirect wholly-owned subsidiary of another Person, such Person who is the ultimate parent entity) (provided that, in the event the exception in this paragraph (D) applies, then, from and after the consummation of such transaction, all references to the Company in this definition shall instead refer to such surviving or transferee Person or ultimate parent entity); provided, however, that a Change in Control shall not be deemed to occur by reason of (I) an acquisition of Voting Stock directly by an employee benefit plan (or a trust forming a part thereof) maintained by the Company or any Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company, or (II) following such a transaction the individuals who immediately prior to the consummation of the such transaction constituted a majority of the Board of Directors constitute a majority of the board of directors (or similar governing body) of the surviving or transferee Person.
For purposes of this definition:
(I)   “Business Combination” means, collectively, the transactions consummated pursuant to the Transaction Agreement, dated as of December 21, 2020, by any among Stagwell Media, MDC Partners Inc., a Canadian corporation which domesticated as a Delaware corporation and converted into Stagwell Global LLC pursuant to a certificate of conversion filed in the office of the Secretary of State of the State of Delaware, the Company and Midas Merger Sub 1 LLC, a Delaware limited liability company, as amended.
(II)   “Capital Stock” means: (a) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of capital stock, including each class of common stock and preferred stock of such Person and stock appreciation rights; (b) with respect to any Person that is not a corporation, any and all partnership or other equity or ownership interests of such Person; and (c) any warrants, rights or options to purchase any of the instruments or interests referred to in paragraphs (a) or (b) of this definition.
(III)   “Permitted Transferee” means, with respect to Stagwell Media, (a) any successor entity owned and controlled solely by the same Persons that own and control Stagwell Media prior to such transfer; and (b) an Affiliate, general partner or limited partner or a holder, as of immediately prior to the closing of the Business Combination, of an equity interest, equity award or equity-related award in an entity contributed by Stagwell Media to Stagwell Global in connection with the Business Combination.
(IV)   “Stagwell Global” means Stagwell Global LLC, a Delaware limited liability company.
(V)   “Stagwell Media” means Stagwell Media LP, a Delaware limited partnership.
(VI)   “Voting Stock” means, with respect to any Person, securities of any class of Capital Stock of such Person entitling the holders thereof (whether at all times or only so long as no senior class of stock has voting power by reason of any contingency) to vote in the election of members of the board of directors (or equivalent governing body) of such Person.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) becomes the Beneficial Owner of more than the permitted amount of the outstanding Voting Stock as a result of the acquisition of Voting Stock by the Company which, by reducing the number of Voting Stock outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Stock by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Stock which increases the percentage of the then outstanding Voting Stock Beneficially Owned by the Subject Person, then a Change in Control shall occur.
(e)   “Class A Shares” means the Company’s Class A Common Stock, par value $0.001 per share, or any other security into which such shares shall be changed pursuant to the adjustment provisions of Section 10 of the Plan.
(f)   “Code” means the Internal Revenue Code of 1986, as amended from time to time.
(g)   “Committee” means the Human Resources & Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan and to otherwise exercise and perform the authority and functions assigned to the Committee under the terms of the Plan.
(h)   “Company” means Stagwell Inc., a Delaware corporation, and each of its Subsidiaries, collectively.
(i)   “Director” means a member of the Board of Directors who is not at the time of reference an employee of the Company.
(j)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(k)   “Fair Market Value” means, with respect to a Class A Share, as of the applicable date of determination (i) the closing sales price on the immediately preceding business day of Class A Shares as reported on the principal securities exchange on which such shares are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and ask prices on the immediately preceding business day as reported on the National Association of Securities Dealers Automated Quotation System or (iii) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Committee. In the event that the price of Class A Shares shall not be so reported, the Fair Market Value of Class A Shares shall be determined by the Committee in its absolute discretion.
(l)   “Incentive Award” means an Option, SAR or Other Stock-Based Award granted to a Participant pursuant to the terms of the Plan.
(m)   “Option” means a non-qualified stock option to purchase Class A Shares granted to a Participant pursuant to Section 6.
(n)   “Other Stock-Based Award” means an equity or equity-related award granted to a Participant pursuant to Section 8, including without limitation a restricted stock award.
(o)   “Participant” means any director, officer, employee or consultant (including any prospective director, officer, employee or consultant) of the Company or its Affiliates who is an “employee” within the meaning of Form S-8 under the Exchange Act, as in effect from time to time, who is selected by the Committee or the Board of Directors to receive an Incentive Award.
(p)   “Performance Measures” means such measures as are described in Section 9 on which performance goals are based.
(q)   “Permitted Acceleration Event” means (i) with respect to any Incentive Award that is subject to performance-based vesting, the full or partial vesting of such Incentive Award based on satisfaction of the applicable performance-based conditions, (ii) the occurrence of a Change in Control or an event described in Section 10(b), (c) or (d) or (iii) any termination of the employment of a Participant, other than a termination for cause (as defined by the Committee) or voluntary termination prior to retirement (as defined by the Committee).
(r)   “Person” means a “person” as such term is used in Section 13(d) and 14(d) of the Exchange Act.
(s)   “Plan” means this Stagwell Inc. Second Amended and Restated 2016 Stock Incentive Plan, as it may be amended from time to time.
(t)   “SAR” means a stock appreciation right granted to a Participant pursuant to Section 7.
(u)   “Section 409A” means Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the date the Plan is adopted by the Board of Directors.
(v)   “Securities Act” means the Securities Act of 1933, as amended.
(w)   “Subsidiary” means any “subsidiary corporation” within the meaning of Section 424(f) of the Code or any other entity that the Committee determines from time to time should be treated as a subsidiary corporation for purposes of this Plan.
3.
Stock Subject to the Plan; Additional Limitations.

(a)
In General.

Subject to adjustment as provided in Section 10 and the following provisions of this Section 3, the maximum number of Class A Shares that may be covered by Incentive Awards granted under the Plan shall not exceed 20,250,000 Class A Shares. Such share reserve includes (i) the 5,250,000 Class A Shares reserved for issuance under the Prior 2016 Plan prior to December 14, 2021, plus (ii) the 1,312,000 Class A Shares reserved for issuance under the Prior 2016 Plan on December 14, 2021, subject to shareholder approval at the Company’s 2022 Annual Meeting of Shareholders, plus (iii) an increase of 13,688,000 Class A Shares approved by the Board of Directors on March 7, 2022, subject to shareholder approval at the Company’s 2022 Annual Meeting of Shareholders. Class A Shares issued under the Plan may be either authorized and unissued shares or treasury shares, or both, at the discretion of the Committee.
For purposes of the preceding paragraph, Class A Shares covered by Incentive Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan. For purposes of clarification, in accordance with the preceding sentence if Class A Shares are withheld to satisfy any tax withholding requirement in connection with an Other Stock-Based Award only the shares issued (if any), net of the shares withheld, will be deemed delivered for purposes of determining the number of Class A Shares that are available for delivery under the Plan.
(b)
Prohibition on Substitutions and Repricings for Outstanding Incentive Awards Under the Plan.

In no event shall any new Incentive Awards be issued in substitution for outstanding Incentive Awards previously granted to Participants under the Plan, nor shall any Option or SAR (i) be amended to decrease the exercise price thereof, (ii) be canceled at a time when its exercise price exceeds the Fair Market Value of the underlying Class A Shares in exchange for another Incentive Award, award under any other equity-compensation plan or any cash payment or (iii) be subject to any action that would be treated, for accounting purposes, as a “repricing” of such Option or SAR, unless such amendment, cancelation or action is approved by the Company’s shareholders. For the avoidance of doubt, an adjustment to the exercise price of an Option or SAR that is made in accordance with Section 10 shall not be considered a reduction in exercise price or “repricing” of such Option or SAR.
(c)
Annual Limitation on Grants.

Each independent Director shall not receive equity awards (including any Incentive Awards issued under the Plan) with an aggregate value in excess of $250,000 in any given fiscal year (based on grant date fair value determined in accordance with U.S. generally accepted accounting principles). Any Incentive Awards (or any other equity awards) granted to an individual for his or her services as an employee, or for his or her services as a consultant (other than as a Director), will not be subject to the annual limits set forth in this paragraph (c). Any such compensation that is deferred will be counted toward the annual limits set forth in this paragraph (c) for the year in which it was first earned, and not when paid or settled (if later).
(d)
Minimum Vesting Period of One (1) Year for All Incentive Awards.

In no event shall any new Incentive Award granted under this Plan vest or otherwise become payable earlier than one (1) year following the date on which it is granted, other than upon the occurrence of a Permitted Acceleration Event; provided, however, that, notwithstanding the foregoing, the minimum vesting requirement of this paragraph (d) shall not apply to: (i) any Substitute Awards, (ii) any Incentive Awards delivered in lieu of fully-vested cash awards or payments, (iii) any Incentive Awards to non-employee directors for which the vesting period runs from the date of one annual meeting of the Company’s shareholders to the next annual meeting of the Company’s shareholders, or (iv) any other Incentive Awards granted by the Committee from time to time that result in the issuance of an aggregate of up to five percent (5) % of the Class A Shares available for issuance under paragraph (a) as of the effective date of the Plan; provided that, nothing in this paragraph (d) limits the ability of an Incentive Award to provide that such minimum vesting restrictions may lapse or be waived upon a Participant’s termination of service or death or disability.
(e)
Substitute Awards.

Incentive Awards may be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or a company acquired by the Company or with which the Company combines (“Substitute Awards”); provided, however, that in no event may any Substitute Award be granted in a manner that would violate the prohibitions on substituting and repricing of Incentive Awards set forth in Section 3(b). The number of Class A Shares underlying any Substitute Awards shall not be counted against the share reserve set forth in Section 3(a).
(f)
Effect of Change in Control.

Any new Incentive Award granted under this Plan that is subject to time-based vesting terms and conditions shall not become fully and immediately vested and exercisable solely as a result of the occurrence of a Change in Control, absent a termination of employment without cause or a resignation for good reason following any such Change in Control. Any new Incentive Award granted under this Plan that is subject to performance-based vesting terms and conditions shall not become fully and immediately vested and exercisable solely as a result of the occurrence of a Change in Control, absent a termination of employment without cause or a resignation for good reason following any such Change in Control and shall be adjusted on a pro-rata basis as determined by the Committee.
4.
Administration of the Plan.

The Plan shall be administered by a Committee of the Board of Directors consisting of two or more persons, each of whom qualify as non-employee directors (within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act). The Committee shall, consistent with the terms of the Plan, from time to time designate those who shall be granted Incentive Awards under the Plan and the amount, type and other terms and conditions of such Incentive Awards. All of the powers and responsibilities of the Committee under the Plan may be delegated by the Committee, in writing, to any subcommittee thereof. In addition, the Committee may from time to time authorize a committee consisting of one or more Directors to grant Incentive Awards to persons who are not “executive officers” of the Company (within the meaning of Rule 16a-1 under the Exchange Act), subject to such restrictions and limitation as the Committee may specify. In addition, the Board of Directors may, consistent with the terms of the Plan, from time to time grant Incentive Awards to Directors.
The Committee shall have full discretionary authority to administer the Plan, including discretionary authority to interpret and construe any and all provisions of the Plan and the terms of any Incentive Award (and any agreement evidencing any Incentive Award) granted thereunder and to adopt and amend from time to time such rules and regulations for the administration of the Plan as the Committee may deem necessary or appropriate. Without limiting the generality of the foregoing, (i) the Committee shall determine whether an authorized leave of absence, or absence in military or government service, shall constitute termination of service and (ii) the services of a Participant with the Company shall be deemed to have terminated for all purposes of the Plan if such person is employed by or provides services to a Person that is an Affiliate of the Company and such Person ceases to be an Affiliate of the Company, unless the Committee determines otherwise. Decisions of the Committee shall be final, binding and conclusive on all parties.
On or after the date of grant of an Incentive Award under the Plan, the Committee may (i) extend the term of any such Incentive Award, including, without limitation, extending the period following a termination of a Participant’s service during which any such Incentive Award may remain outstanding, (ii) waive any conditions to the exercisability or transferability, as the case may be, of any such Incentive Award or (iii) provide for the payment of dividends or dividend equivalents with respect to any such Incentive Award that is not an Option or SAR, when and to the extent such Incentive Award has vested (including satisfying any applicable performance-based vesting requirements).
No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.
5.
Eligibility.

The Persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be any director, officer, employee or consultant (including any prospective director, officer, employee or consultant) of the Company or its Affiliates who is an “employee” within the meaning of Form S-8 under the Exchange Act, as in effect from time to time. All Incentive Awards granted under the Plan shall be evidenced by a separate written agreement entered into by the Company and the recipient of such Incentive Award.
6.
Options.

The Committee may from time to time grant Options, subject to the following terms and conditions:
(a)
Exercise Price.

The exercise price per Class A Share covered by any Option shall be not less than 100% of the Fair Market Value of a Class A Share on the date on which such Option is granted.
(b)
Term and Exercise of Options.

(i)   Each Option shall become vested and exercisable on such date or dates, during such period and for such number of Class A Shares as shall be determined by the Committee on or after the date such Option is granted; provided, however that no Option shall be exercisable after the expiration of ten years from the date such Option is granted; provided, further, that other than as set forth in Section 3(e), no Option shall become exercisable earlier than one year after the date on which it is granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan or in the agreement evidencing such Option.
(ii)   Each Option may be exercised in whole or in part; provided, however that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.
(iii)   An Option shall be exercised by such methods and procedures as the Committee determines from time to time, including without limitation through net physical settlement or other method of cashless exercise.

(c)   Effect of Termination of Service or other Relationship.
The agreement evidencing the award of each Option shall specify the consequences with respect to such Option of the termination of the employment, service as a director or other relationship between the Company and the Participant holding the Option.
7.
Stock Appreciation Rights.

The Committee may from time to time grant SARs, subject to the following terms and conditions:
(a)
Stand-Alone and Tandem; Cash and Stock-Settled.

SARs may be granted on a stand-alone basis or in tandem with an Option. Tandem SARs may be granted contemporaneously with or after the grant of the Options to which they relate. SARs may be settled in Class A Shares or in cash.
(b)
Exercise Price.

The exercise price per Class A Share covered by any SAR shall be not less than 100% of the Fair Market Value of a Class A Share on the date on which such SAR is granted; provided, however that the exercise price of an SAR that is tandem to an Option and that is granted after the grant of such Option may have an exercise price less than 100% of the Fair Market Value of a Class A Share on the date on which such SAR is granted provided that such exercise price is at least equal to the exercise price of the related Option.
(c)
Benefit Upon Exercise.

The exercise of an SAR with respect to any number of Class A Shares shall entitle the Participant to (i) a cash payment, for each such share, equal to the excess of (A) the Fair Market Value of a Class A Share on the effective date of such exercise over (B) the per share exercise price of the SAR, (ii) the issuance or transfer to the Participant of the greatest number of whole Class A Shares which on the date of the exercise of the SAR have an aggregate Fair Market Value equal to such excess or (iii) a combination of cash and Class A Shares in amounts equal to such excess, as determined by the Committee. Such payment, transfer or issuance shall occur as soon as practical, but in no event later than five business days, after the effective date of exercise.
(d)
Term and Exercise of SARs.

(i)   Each SAR shall become vested and exercisable on such date or dates, during such period and for such number of Class A Shares as shall be determined by the Committee on or after the date such SAR is granted; provided, however that no SAR shall be exercisable after the expiration of ten years from the date such SAR is granted; provided, further, that other than as set forth in Section 3(e), no SAR shall become exercisable earlier than one year after the date on which it is granted; and, provided, further, that each SAR shall be subject to earlier termination, expiration or cancellation as provided in the Plan or in the agreement evidencing such SAR.
(ii)   Each SAR may, to the extent vested and exercisable, be exercised in whole or in part; provided, however that no partial exercise of an SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of an SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof.
(iii)   An SAR shall be exercised by such methods and procedures as the Committee determines from time to time.
(iv)   The exercise with respect to a number of Class A Shares of an SAR granted in tandem with an Option shall cause the immediate cancellation of the Option with respect to the same number of shares. The exercise with respect to a number of Class A Shares of an Option to which a tandem SAR relates shall cause the immediate cancellation of the SAR with respect to an equal number of shares.

(e)
Effect of Termination of Service or other Relationship.

The agreement evidencing the award of each SAR shall specify the consequences with respect to such SAR of the termination of the employment, service as a director or other relationship between the Company and Participant holding the SAR.
8.
Restricted Stock Awards and Other Stock-Based Awards.

The Committee may grant equity-based or equity-related awards not otherwise described herein in such amounts and subject to such terms and conditions as the Committee shall determine. Without limiting the generality of the preceding sentence, each such Other Stock-Based Award may (a) involve the transfer of actual Class A Shares to Participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of Class A Shares, (b) be subject to performance-based and/or service-based conditions, (c) be in the form of phantom stock, restricted stock, restricted stock units, performance shares, or share-denominated performance units and (d) be designed to comply with applicable laws of jurisdictions other than the United States.
9.
Performance Measures.

The payment or vesting of any Incentive Award to a Participant may relate to performance goals, including but not limited to one or more of the following Performance Measures: revenue growth, achievement of EBITDA targets, operating income, operating cash flow, net income, earnings per share, cash earnings per share, return on sales, return on assets, return on equity, return on invested capital and total shareholder return.
The measurement of any Performance Measure(s) may exclude the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, and the cumulative effects of accounting changes, each as defined by generally accepted accounting principles and as identified in the Company’s audited financial statements, including the notes thereto. Any Performance Measure(s) may be used to measure the performance of the Company or an Affiliate as a whole or any business unit of the Company or any Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or a published or special index that the Committee, in its sole discretion, deems appropriate.
10.
Adjustment Upon Changes in Class A Shares.

(a)
Shares Available for Grants.

In the event of any change in the number of Class A Shares outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of Class A Shares with respect to which the Committee may grant Incentive Awards and the maximum aggregate number of Class A Shares with respect to which the Committee may grant Incentive Awards to any individual Participant in any year shall be appropriately adjusted by the Committee. In the event of any change in the number of Class A Shares outstanding by reason of any other similar event or transaction, the Committee may, but need not, make such adjustments in the number and class of Class A Shares with respect to which Incentive Awards may be granted as the Committee may deem appropriate.
(b)
Increase or Decrease in Issued Shares Without Consideration.

Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued Class A Shares resulting from a subdivision or consolidation of Class A Shares or the payment of a stock dividend (but only on the Class A Shares), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Committee shall proportionally adjust the number of Class A Shares subject to each outstanding Incentive Award and the exercise price per Class A Share of each such Incentive Award.

(c)
Certain Mergers.

Subject to any required action by the shareholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of Class A Shares receive securities of another corporation), each Incentive Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of Class A Shares subject to such Incentive Award would have received in such merger or consolidation.
(d)
Certain Other Transactions.

In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of Class A Shares receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:
(i)   cancel, effective immediately prior to the occurrence of such event, each Incentive Award (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Incentive Award was granted an amount in cash, for each Class A Share subject to such Incentive Award equal to the value, as determined by the Committee in its reasonable discretion, of such Incentive Award, provided that with respect to any outstanding Option or SAR such value shall be equal to the excess of (A) the value, as determined by the Committee in its reasonable discretion, of the property (including cash) received by the holder of Class A Shares as a result of such event over (B) the exercise price of such Option or SAR, provided¸ that each outstanding Option or SAR with an exercise price that is equal to or greater than the value, as determined by the Committee in its reasonable discretion, of the property (including cash) received by the holder of Class A Shares as a result of such event may be cancelled for no consideration; or
(ii)   provide for the exchange of each Incentive Award (whether or not then exercisable or vested) for an incentive award with respect to, as appropriate, some or all of the property which a holder of the number of Class A Shares subject to such Incentive Award would have received in such transaction and, incident thereto, make an equitable adjustment as determined by the Committee in its reasonable discretion in the exercise price of the incentive award, or the number of shares subject to the incentive award or, if appropriate, provide for a cash payment to the Participant to whom such Incentive Award was granted in partial consideration for the exchange of the Incentive Award.
(e)
Other Changes.

In the event of any change in the capitalization of the Company or corporate change other than those specifically referred to in paragraphs (b), (c) or (d), the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Incentive Awards outstanding on the date on which such change occurs and in such other terms of such Incentive Awards as the Committee may consider appropriate to prevent dilution or enlargement of rights.
(f)
No Other Rights.

Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Class A Shares subject to any Incentive Award.
11.
Rights as a Shareholder.

No person shall have any rights as a shareholder with respect to any Class A Shares covered by or relating to any Incentive Award granted pursuant to the Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 10 hereof, no adjustment of any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.
In no circumstances shall a cash dividend be paid in respect of unvested Incentive Awards. Cash dividends, if any, may be deferred at the discretion of the Committee until the vesting date for any Incentive Award and distributed only to the extent Class A Shares underlying such Incentive Award ultimately vest. Upon the forfeiture of any Incentive Award that does not vest, deferred dividends (if any) shall be forfeited back to the Company.
12.
No Special Employment Rights; No Right to Incentive Award.

(a)   Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his/her employment by or service to the Company or interfere in any way with the right of the Company at any time to terminate such employment or service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.
(b)   No person shall have any claim or right to receive an Incentive Award hereunder. The Committee’s granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.
13.
Securities Matters.

(a)   The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any Class A Shares to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Class A Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which Class A Shares are traded and that the Participant has delivered all notices and documents required to be delivered to the Company in connection therewith. The Committee may require, as a condition to the issuance and delivery of certificates evidencing Class A Shares pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee deems necessary or desirable.
(b)   The exercise of any Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Class A Shares pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which Class A Shares are traded. The Company may, in its sole discretion, defer the effectiveness of an exercise of an Option hereunder or the issuance or transfer of Class A Shares pursuant to any Incentive Award pending or to ensure compliance under federal or state securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option or the issuance or transfer of Class A Shares pursuant to any Incentive Award. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.
14.
Withholding Taxes.

(a)
Cash Remittance.

Whenever Class A Shares are to be issued upon the exercise of an Option or the grant or vesting of an Incentive Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, grant or vesting prior to the delivery of any certificate or certificates for such shares or the effectiveness of the lapse of such restrictions. In addition, upon the exercise or settlement of any Incentive Award in cash, the Company shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or settlement.
(b)
Stock Remittance.

At the election of the Participant, subject to the approval of the Committee, when Class A Shares are to be issued upon the exercise, grant or vesting of an Incentive Award, the Participant may tender to the Company a number of Class A Shares that have been owned by the Participant for such period as the Committee may determine having a Fair Market Value at the tender date determined by the Committee to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, grant or vesting but not greater than such withholding obligations. Such election shall satisfy the Participant’s obligations under Section 14(a) hereof, if any.
(c)
Stock Withholding.

At the election of the Participant, subject to the approval of the Committee, when Class A Shares are to be issued upon the exercise, grant or vesting of an Incentive Award, the Company shall withhold a number of such shares having a Fair Market Value at the exercise date determined by the Committee to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, grant or vesting but not greater than such withholding obligations. Such election shall satisfy the Participant’s obligations under Section 14(a) hereof, if any; provided that, in the event Class A Shares are withheld in connection with the vesting of an Award of restricted stock, such withheld Class A Shares shall be immediately cancelled by the Company and shall not constitute treasury Shares.
(d)
Broker-Assisted Sales.

At the election of the Participant, subject to the approval of the Committee, when Class A Shares are to be issued upon the exercise, grant or vesting of an Incentive Award, the Participant may place a market sell order with a broker acceptable to the Company with respect to a number of such Class A Shares having a Fair Market Value at the exercise date sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, grant or vesting. Provided that the Participant delivers a written or electronic notice of such order to the Company and the payment of such proceeds is made to the Company upon settlement of such sale, such election shall satisfy the Participant’s obligations under Section 14(a) hereof, if any.
15.
Amendment or Termination of the Plan.

The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that without approval of the shareholders no revision or amendment shall except as provided in Section 10 hereof, (i) increase the number of Class A Shares that may be issued under the Plan, (ii) expand the class of employees or other individuals eligible to participate in the Plan, (iii) increase the annual limitation on grants to Directors (except for increases pursuant to Section 10), (iv) extend the expiration date of the Plan, or (v) result in any amendment, cancellation or action described in Section 3(b) being permitted without the approval of the Company’s shareholders. Nothing herein shall restrict the Committee’s ability to exercise its discretionary authority hereunder pursuant to Section 4 hereof, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant’s rights under any previously granted and outstanding Incentive Award. Nothing herein shall limit the right of the Company to pay compensation of any kind outside the terms of the Plan.
16.
No Obligation to Exercise.

The grant to a Participant of an Option or SAR shall impose no obligation upon such Participant to exercise such Option or SAR.
17.
Transferability of Incentive Awards.

(a)   Except as otherwise provided in paragraphs (b) and (c):

(i)   No Incentive Award under the Plan may be sold, pledged, assigned or transferred in any manner other than (A) by will or the laws of descent and distribution or (B) subject to the consent of the Committee, pursuant to a domestic relations order, unless and until such Incentive Award has been exercised or the Class A Shares underlying such Incentive Award have been issued, and all restrictions applicable to such Class A Shares have lapsed;
(ii)   No Incentive Award or interest or right therein shall be liable for or otherwise subject to the debts, contracts or engagements of the Participant or the Participant’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Incentive Award has been exercised, or the Class A Shares underlying such Incentive Award have been issued, and all restrictions applicable to such Class A Shares have lapsed, and any attempted disposition of an Incentive Award prior to satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by paragraph (a)(i); and
(iii)   During the lifetime of the Participant, only the Participant may exercise any exercisable portion of an Incentive Award granted to such Participant under the Plan, unless it has been disposed of pursuant to a domestic relations order. After the death of the Participant, any exercisable portion of an Incentive Award may, prior to the time when such portion becomes unexercisable under the Plan or the or award agreement, be exercised by the Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then-applicable laws of descent and distribution.
(b)   Notwithstanding paragraph (a) (i), the Committee, in its sole discretion, may determine to permit a Participant or an Allowed Transferee of the Participant to transfer an Incentive Award to any one or more Allowed Transferees of such Participant, subject to the following terms and conditions: (i) an Incentive Award transferred to an Allowed Transferee shall not be assignable or transferable by the Allowed Transferee other than (A) to another Allowed Transferee of the applicable Participant or (B) by will or the laws of descent and distribution or, subject to the consent of the Committee, pursuant to a domestic relations order; (ii) an Incentive Award transferred to an Allowed Transferee shall continue to be subject to all the terms and conditions of the Incentive Award as applicable to the original Participant (other than the ability to further transfer the Incentive Award to any person other than another Allowed Transferee); (iii) the Participant (or transferring Allowed Transferee) and the receiving Allowed Transferee shall execute any and all documents requested by the Committee, including, without limitation documents to (A) confirm the status of the Allowed Transferee as a “family member” of the Participant, (B) satisfy any requirements for an exemption for the transfer under applicable law and (C) evidence the transfer; and (iv) any transfer of an Incentive Award to an Allowed Transferee shall be without consideration, except as required by applicable law.
(c)   Notwithstanding paragraph (a), a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Incentive Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan or any award agreement applicable to the Participant and any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married or a domestic partner in a domestic partnership qualified under applicable law and resides in a community property state, a designation of a person other than the Participant’s spouse or domestic partner, as applicable, as the Participant’s beneficiary with respect to more than 50% of the Participant’s interest in the Incentive Award shall not be effective without the prior written or electronic consent of the Participant’s spouse or domestic partner. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time; provided that the change or revocation is delivered in writing to the Administrator prior to the Participant’s death.
18.
Section 409A.

To the extent that the Committee determines that any Incentive Award granted under the Plan is subject to Section 409A, the Plan and the award agreement evidencing such Incentive Award shall incorporate the terms and conditions required by Section 409A. In that regard, to the extent any Incentive Award under the Plan or any other compensatory plan or arrangement of the Company or any of its Affiliates is subject to Section 409A, and such Incentive Award or other amount is payable on account of a Participant’s termination of service, then (a) such Incentive Award or amount shall only be paid to the extent such termination of service qualifies as a “separation from service” as defined in Section 409A, and (b) if such Incentive Award or amount is payable to a “specified employee” as defined in Section 409A then to the extent required in order to avoid a prohibited distribution under Section 409A, such Incentive Award or other compensatory payment shall not be payable prior to the earlier of (i) the expiration of the six-month period measured from the date of the Participant’s termination of service, or (ii) the date of the Participant’s death. To the extent applicable, the Plan and any award agreements shall be interpreted in accordance with Section 409A. Notwithstanding any provision of the Plan to the contrary, in the event that following the date the Plan is adopted by the Board of Directors the Committee determines that any Incentive Award may be subject to Section 409A, the Committee may (but is not obligated to), without a Participant’s consent, adopt such amendments to the Plan and the applicable award agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (A) exempt the Incentive Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Incentive Award, or (B) comply with the requirements of Section 409A and thereby avoid the application of any penalty taxes under Section 409A. The Company makes no representations or warranties as to the tax treatment of any Incentive Award under Section 409A or otherwise. The Company shall have no obligation under this Section 18 or otherwise to take any action (whether or not described herein) to avoid the imposition of taxes, penalties or interest under Section 409A with respect to any Incentive Award and shall have no liability to any Participant or any other person if any Incentive Award, compensation or other benefits under the Plan are determined to constitute non-compliant, “nonqualified deferred compensation” subject to the imposition of taxes, penalties and/or interest under Section 409A.
19.
Expenses and Receipts.

The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.
20.
Governing Law.

The Plan and the rights of all persons under the Plan shall be construed and administered in accordance with the laws of the State of Delaware, without regard to its conflict of law principles.
21.
Effective Date and Term of Plan.

The Prior 2016 Plan was amended on December 14, 2021 and was further amended and restated on March 7, 2022 in the form herein following approval by the Board of Directors, in each case subject to approval by the Company’s shareholders. No grants may be made under the Plan after March 7, 2032.
The Plan, as amended and restated on March 7, 2022, shall be submitted for the approval of the Company’s shareholders no later than March 7, 2023. Incentive Awards may be granted or awarded following March 7, 2022 and prior to such shareholder approval; provided that such Incentive Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse and no Class A Shares shall be issued pursuant thereto prior to the time when the Plan is approved by the Company’s shareholders; and provided, further, that if such approval has not been obtained by March 7, 2023 all Incentive Awards previously granted or awarded under the Plan following March 7, 2022 or otherwise if the terms of such Incentive Awards provide that the grant or exercise of the award is subject to shareholder approval shall thereupon be canceled and become null and void.
If the Plan, as hereby amended and restated, is not approved by the Company’s shareholders, (i) no further Awards shall be granted hereunder, and (ii) the Plan as in effect on June 25, 2020 will continue in full force and effect in accordance with its terms.

Your Vote Counts! STAGWELL INC. 2022 Annual Meeting Vote by June 13, 2022 11:59 PM ET Broker Address 1 Address 2 Stockholder Address 30# FLASHID-JOB# You invested in STAGWELL INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 14, 2022. Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Point your camera here and vote without entering a control number Vote by Mail Submit with your prepaid envelope Vote by Phone 800-690-6903 Vote in Person at the Meeting* June 14, 2022 11:30 AM EDT Stagwell Inc. Headquarters One World Trade Center Floor 65 New York, NY 10007 Advance Registration Required *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Check this box if you plan to attend the meeting and vote your shares.To ensure entry, you should review the meeting 0 attendance requirements in the proxy statement. Control # XXXX XXXX XXXX XXXX STAGWELL INC. 2022 Annual Meeting Vote by June 13, 2022 11:59 PM ET Voting Items 1. Election of Directors To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. Board Recommends Voting Options Nominees: For Withhold For All All All Except 01 Charlene Barshefsky 04 Mark J. Penn 07 Irwin D. Simon 02 Bradley J. Gross 05 Desirée Rogers 08 Rodney Slater 03 Wade Oosterman 06 Eli Samaha 09 Brandt Vaughan 2 Approval of Second Amended and Restated 2016 Stock Incentive Plan. 3 Approval, on an advisory basis, of 2021 compensation of our named executive officers. 4 Ratification of selection of Deloitte & Touche LLP as independent registered public accounting firm for the fiscal year ending December 31, 2022. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For For 0 0 0 For Against Abstain 0 0 0 0 0 0 Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date. Signature Date FLASHID-JOB# 1.00000 322,224 148,294